Government Properties Income Trust Exhibit 99.2 Fourth Quarter 2016 Supplemental Operating and Financial Data All amounts in this report are unaudited.

TABLE OF CONTENTS On December 31, 2018, Office Properties Income Trust (formerly Government Properties Income Trust, or GOV), or OPI, we, our or us, completed its previously announced merger with Select Income REIT, or SIR, whereby SIR merged with and into a wholly owned subsidiary of GOV, or the Merger. The Merger was effective after the close of trading on December 31, 2018. Accordingly, the assets acquired and liabilities assumed from SIR in the Merger are included in OPI's consolidated balance sheet as of December 31, 2018; however, SIR's results of operations are excluded from OPI's actual historical consolidated statements of income (loss) for all periods presented. Upon the closing of the Merger, GOV changed its name to Office Properties Income Trust and effected a reverse share split of OPI common shares pursuant to which every four common shares of OPI were converted into one common share of OPI, or the Reverse Share Split. As required under U.S. generally accepted accounting principles, or GAAP, all impacted amounts and share information included in this supplemental operating and financial data report have been retroactively adjusted for the Reverse Share Split, as if the Reverse Share Split occurred on the first day of the first period presented. Certain adjusted amounts may not agree with previously reported amounts due to rounding of fractional shares. Certain pro forma financial information is presented in the Exhibits to this supplemental operating and financial data report, as well as certain property information for SIR, as if the Merger had occurred on October 1, 2018. Such pro forma financial information is not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, our capital structure, our property level operating expenses and revenues, including rents expected to be received on our existing leases or leases we may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in the pro forma financial information and such differences could be significant. TABLE OF CONTENTS TABLE CORPORATE INFORMATION PAGE Company Profile 8 Investor Information 9 Research Coverage 10 FINANCIALS Key Financial Data 12 Consolidated Balance Sheets 13 Consolidated Statements of Income (Loss) 14 Consolidated Statements of Cash Flows 16 Debt Summary 18 Debt Maturity Schedule 20 Leverage Ratios, Coverage Ratios and Public Debt Covenants 21 Capital Expenditures Summary 22 Property Acquisition and Disposition Information Since January 1, 2018 23 Investment in Unconsolidated Joint Ventures 24 Calculation of Consolidated Property Net Operating Income (NOI) and Consolidated Property Cash Basis NOI 25 Calculation of Same Property NOI and Cash Basis NOI 26 Calculation of EBITDA and Adjusted EBITDA 27 Calculation of Funds from Operations (FFO) and Normalized FFO Available for Common Shareholders 28 Definitions of Certain Non-GAAP Financial Measures 29 PORTFOLIO INFORMATION Summary Consolidated Same Property Results 31 Occupancy and Leasing Summary 32 Tenant Diversity and Credit Characteristics 33 Tenants Representing 1% or More of Total Annualized Rental Income 34 Lease Expiration Schedule 35 Office Properties Income Trust 2 Supplemental Operating and Financial Data, December 31, 2018

TABLE OF CONTENTS (CONTINUED) EXHIBITS PAGE A Consolidated Property Detail 37 B Pro Forma Key Financial Data 42 C Pro Forma Consolidated Statement of Income (Loss) 43 D Pro Forma Consolidated Leverage Ratios, Coverage Ratios and Public Debt Covenants 45 E Pro Forma Calculation of Consolidated Property NOI and Consolidated Property Cash NOI and Same Property NOI and Same Property Cash Basis NOI 46 F Pro Forma Calculation of EBITDA and Adjusted EBITDA 48 G Pro Forma Calculation of FFO and Normalized FFO Attributable to the Company 49 H SIR Summary Consolidated and Same Property Results 50 I Pro Forma Summary Same Property Results 51 J SIR Occupancy and Leasing Summary 52 K Pro Forma Leasing Summary 53 L SIR Capital Expenditures Summary 54 TABLE OF CONTENTS (CONTINUED) TABLE Office Properties Income Trust 3 Supplemental Operating and Financial Data, December 31, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR SALES AND ACQUISITIONS OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS OR GOVERNMENT BUDGET CONSTRAINTS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES AND NOT EXERCISE EARLY TERMINATION OPTIONS PURSUANT TO THEIR LEASES OR THAT WE WILL OBTAIN REPLACEMENT TENANTS, • THE LIKELIHOOD THAT OUR RENTS WILL INCREASE WHEN WE RENEW OR EXTEND OUR LEASES OR ENTER NEW LEASES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR EXPECTATION THAT THERE WILL BE OPPORTUNITIES FOR US TO ACQUIRE, AND THAT WE WILL ACQUIRE, ADDITIONAL PROPERTIES PRIMARILY LEASED TO SINGLE TENANTS AND TENANTS WITH HIGH CREDIT QUALITY CHARACTERISTICS SUCH AS GOVERNMENTAL ENTITIES, • OUR EXPECTATIONS REGARDING DEMAND FOR LEASED SPACE, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT OUR SHAREHOLDERS WILL BENEFIT FROM THE MERGER, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • THE CREDIT QUALITIES OF OUR TENANTS, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • CHANGES IN FEDERAL OR STATE TAX LAWS, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, AVAILABLE FOR COMMON SHAREHOLDERS, NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS, CONSOLIDATED PROPERTY NET OPERATING INCOME, OR NOI, CONSOLIDATED PROPERTY CASH BASIS WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • THE IMPACT OF A U.S. GOVERNMENT SHUTDOWN ON OUR ABILITY TO COLLECT RENTS OR PAY OUR OPERATING EXPENSES, DEBT OBLIGATIONS AND DISTRIBUTIONS TO SHAREHOLDERS ON A TIMELY BASIS, Office Properties Income Trust 4 Supplemental Operating and Financial Data, December 31, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • THE IMPACT OF CHANGES IN THE REAL ESTATE NEEDS AND FINANCIAL CONDITIONS OF OUR TENANTS, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE AND WE MAY FAIL TO REACH AGREEMENT WITH THE SELLERS AND COMPLETE THE PURCHASES OF ANY PROPERTIES WE WANT TO ACQUIRE. IN ADDITION, ANY PROPERTIES WE MAY ACQUIRE MAY NOT PROVIDE US WITH RENTS LESS PROPERTY OPERATING COSTS THAT EXCEED OUR CAPITAL COSTS OR ACHIEVE OUR EXPECTED RETURNS, • AS PART OF OUR LONG TERM FINANCING PLANS TO REDUCE OUR LEVERAGE, WE EXPECT TO DISPOSE OF CERTAIN OF OUR PROPERTIES. CURRENTLY, WE ARE MARKETING OR PLAN TO MARKET FOR SALE CERTAIN PROPERTIES. WE CANNOT BE SURE WE WILL SELL ANY OF THESE PROPERTIES OR WHAT THE TERMS OF ANY SALES MAY BE. WE MAY SELL SOME OR ALL OF THESE PROPERTIES AT PRICES THAT ARE LESS THAN WE EXPECT AND LESS THAN OUR CARRYING VALUES AND WE MAY OTHERWISE INCUR LOSSES AS A RESULT OF CONSIDERING AND PURSUING THESE SALES. FURTHER, WE MAY ELECT TO CHANGE WHICH PROPERTIES WE MAY SEEK TO SELL, WHICH COULD RESULT IN DIFFERENT PROPERTIES AND/OR FEWER OR GREATER NUMBER OF PROPERTIES BEING SOLD OR MARKETED FOR SALE, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • SOME GOVERNMENT TENANTS MAY EXERCISE THEIR RIGHTS TO VACATE THEIR SPACE BEFORE THE STATED EXPIRATIONS OF THEIR LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE UPON RENEWALS OR EXPIRATIONS BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • LEASING FOR SOME OF OUR PROPERTIES DEPENDS ON A SINGLE TENANT AND WE MAY BE ADVERSELY AFFECTED BY THE BANKRUPTCY, INSOLVENCY, A DOWNTURN OF BUSINESS OR A LEASE TERMINATION OF A SINGLE TENANT, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES PRIOR TO THEIR EXPIRATIONS WHENEVER THEY HAVE MADE SIGNIFICANT INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, • OUR BELIEF THAT THE REDUCTION IN GOVERNMENT TENANT SPACE UTILIZATION AND THE CONSOLIDATION OF GOVERNMENT TENANTS INTO GOVERNMENT OWNED REAL ESTATE IS SUBSTANTIALLY COMPLETE MAY PROVE MISPLACED IF THESE PRIOR TRENDS CONTINUE OR DO NOT MODERATE TO THE EXTENT WE EXPECT, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES AND ANY RELATED LEASE ARRANGEMENTS WE EXPECT TO ENTER MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE, • THE COMPETITIVE ADVANTAGES WE BELIEVE WE HAVE MAY NOT IN FACT EXIST OR PROVIDE US WITH THE ADVANTAGES WE EXPECT. WE MAY FAIL TO MAINTAIN ANY OF THESE ADVANTAGES OR OUR COMPETITION MAY OBTAIN OR INCREASE THEIR COMPETITIVE ADVANTAGES RELATIVE TO US, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, Office Properties Income Trust 5 WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Supplemental Operating and Financial Data, December 31, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • THE INTEREST RATES PAYABLE UNDER OUR FLOATING RATE DEBT OBLIGATIONS DEPEND UPON OUR CREDIT RATINGS. WE CURRENTLY HAVE A NEGATIVE CREDIT RATINGS OUTLOOK BY MOODY'S INVESTORS SERVICE WHICH MAY IMPLY THAT OUR CREDIT RATINGS MAY BE DOWNGRADED. IF OUR CREDIT RATINGS ARE DOWNGRADED, OUR BORROWING COSTS WILL INCREASE, • OUR ABILITY TO ACCESS DEBT CAPITAL AND THE COST OF OUR DEBT CAPITAL WILL DEPEND IN PART ON OUR CREDIT RATINGS. IF OUR CREDIT RATINGS ARE DOWNGRADED, WE MAY NOT BE ABLE TO ACCESS DEBT CAPITAL OR THE DEBT CAPITAL WE CAN ACCESS MAY BE EXPENSIVE, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS MAY BE INCREASED TO UP TO $2.5 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • WE MAY INCUR SIGNIFICANT COSTS TO PREPARE A PROPERTY FOR A TENANT, PARTICULARLY FOR SINGLE TENANT PROPERTIES, • WE MAY SPEND MORE FOR CAPITAL EXPENDITURES THAN WE CURRENTLY EXPECT, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS.  HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES.  ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS.  HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • WE MAY FAIL TO EXECUTE SUCCESSFULLY ON OUR EXPANDED BUSINESS STRATEGY OR INCREASED SCALE OF OUR BUSINESS RESULTING FROM THE MERGER AND THEREFORE MAY NOT REALIZE THE BENEFITS WE EXPECT FROM THE MERGER, AND • AS OF DECEMBER 31, 2018, WE HAD ESTIMATED UNSPENT LEASING RELATED OBLIGATIONS OF $58.4 MILLION. OUR UNSPENT LEASING RELATED OBLIGATIONS MAY COST MORE AND MAY TAKE LONGER TO COMPLETE THAN WE CURRENTLY EXPECT, AND WE MAY INCUR INCREASED AMOUNTS FOR THESE AND SIMILAR PURPOSES IN THE FUTURE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS CHANGES IN OUR TENANTS’ NEEDS FOR LEASED SPACE, THE ABILITY OF THE U.S. GOVERNMENT TO APPROVE SPENDING BILLS TO FUND THE U.S. GOVERNMENT'S OBLIGATIONS, ACTS OF TERRORISM, NATURAL DISASTERS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. Office Properties Income Trust 6 WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Supplemental Operating and Financial Data, December 31, 2018

One Memphis Place, Memphis, TN Square Feet: 204,694 Primary Agency Occupant: U.S. Courts Office Properties Income Trust 7 Supplemental Operating and Financial Data, December 31,CORPORATE 2018 INFORMATION

COMPANY PROFILE

COMPANY PROFILE

The Company:

Office Properties Income Trust (formerly Government Properties Income Trust, or GOV), or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating and leasing buildings primarily leased to single tenants and those with high credit quality characteristics, such as government entities. The majority of our properties are office buildings. We have been investment grade rated since 2010, and we are included in the S&P Small Cap 600 Index, the Russell 2000® index and the MSCI US REIT index.

On December 31, 2018, we completed our previously announced merger with Select Income REIT, or SIR, whereby SIR merged with and into a wholly owned subsidiary of GOV, or the Merger. The Merger was effective after the close of trading on December 31, 2018. Accordingly, the assets acquired and liabilities assumed from SIR in the Merger are included in OPI's consolidated balance sheet as of December 31, 2018; however, SIR's results of operations are excluded from OPI's actual historical consolidated statements of income (loss) for all periods presented. Upon the closing of the Merger, GOV changed its name to Office Properties Income Trust and effected a reverse share split of OPI common shares pursuant to which every four common shares of OPI were converted into one common share of OPI, or the Reverse Share Split. As required under U.S. generally accepted accounting principles, or GAAP, all impacted amounts and share information included in this supplemental operating and financial data have been retroactively adjusted for the Reverse Share Split, as if the Reverse Share Split occurred on the first day of the first period presented. Certain adjusted amounts may not agree with previously reported amounts due to the rounding of fractional shares.

Certain pro forma financial information in the Exhibits to this supplemental operating and financial data report, as well as certain stand alone property information for SIR, is presented as if the Merger had occurred on October 1, 2018.

Management:

OPI is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing OPI, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT, through wholly owned SEC registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of December 31, 2018, RMR had $29.7 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 properties and over 50,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

OFFICE PROPERTIES INCOME TRUST

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 219-1440

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: OPI
Senior Unsecured Notes due 2046: OPINI

Issuer Ratings:

Moody's: Baa3
Standard & Poor's: BBB-

Key Data (As of and For the Quarter Ended December 31, 2018):

(dollars and sq. ft. in 000s)

Total consolidated buildings (1)		247
Total sq. ft. (1)		31,900
Percent leased (1)		91.0%
Q4 2018 total rental income (2)	$	103,656
Q4 2018 net loss available for common shareholders (2)	$	(57,695)
Q4 2018 Normalized FFO available for common shareholders (2)(3)	$	39,101

(1) Includes the acquired SIR portfolio and excludes three buildings owned by unconsolidated joint ventures.
(2) Excludes the results of the acquired SIR portfolio.
(3) See page 28 for the calculation of Normalized FFO available for common shareholders and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP, to this amount.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
8

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena Poptodorova Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy INVESTOR INFORMATION INVESTOR Managing Trustee Managing Trustee Senior Management David M. Blackman Jeffrey C. Leer President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Office Properties Income Trust Financial inquiries should be directed to Jeffrey C. Leer, Two Newton Place Chief Financial Officer and Treasurer, at (617) 219-1440 255 Washington Street, Suite 300 or jleer@opireit.com. Newton, MA 02458-1634 (617) 219-1410 Investor and media inquiries should be directed to info@opireit.com Olivia Snyder, Manager, Investor Relations, at (617) 219-1410 www.opireit.com or osnyder@opireit.com. . Office Properties Income Trust 9 Supplemental Operating and Financial Data, December 31, 2018

RESEARCH COVERAGE

OFFICE PROPERTIES INCOME TRUST

RESEARCH COVERAGE

Equity Research Coverage

B. Riley FBR
Bryan Maher
bmaher@brileyfbr.com
(646) 885-5423

Bank of America / Merrill Lynch
James Feldman
James.Feldman@baml.com
(646) 855-5808

D.A. Davidson & Co.
James Lykins
jlykins@dadco.com
(503) 603-3041

Jeffries & Company, Inc.
Jonathan Petersen
jpetersen@jefferies.com
(212) 284-1705

JMP Securities
Mitch Germain
mgermain@jmpsecurities.com
(212) 906-3546

Morgan Stanley
Vikram Malhotra
vikram.malhotra@morganstanley.com
(212) 761-7064

RBC Capital Markets
Michael Carroll
Michael.Carroll@rbccm.com
(440) 715-2649

Rating Agencies

Moody's Investors Service
Lori Marks
Lori.marks@moodys.com
(212) 553-0376

Standard & Poor's
Michael Sovers
michael.sovers@standardandpoors.com
(212) 438-2508

OPI is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding OPI's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
10

625 Indiana Avenue, Washington, DC 9960Square Maryland Feet: Drive, 160,897 Richmond, VA SquarePrimary Feet: Agency 173,932 Occupant: U.S. Courts Agency Occupant: The Commonwealth of Virginia Office Properties Income Trust 11 Supplemental Operating and Financial Data, December 31, 2018 FINANCIALS 11

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

OFFICE PROPERTIES INCOME TRUST

	As of and for the Three Months Ended				
	12/31/2018 (1)	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Selected Balance Sheet Data: (2)					
Total gross assets (3)	$ 5,613,730	$ 3,847,915	$ 3,866,055	$ 4,008,953	$ 4,045,413
Total assets	$ 5,238,583	$ 3,484,425	$ 3,507,769	$ 3,655,624	$ 3,703,565
Total liabilities	$ 3,459,615	$ 2,245,064	$ 2,226,119	$ 2,340,770	$ 2,353,026
Total shareholders' equity	$ 1,778,968	$ 1,239,361	$ 1,281,650	$ 1,294,358	$ 1,330,043
Selected Income Statement Data:					
Rental income	$ 103,656	$ 106,102	$ 108,085	$ 108,717	$ 107,170
Net income (loss) available for common shareholders	$ (57,695)	$ (449)	$ 29,602	$ 6,287	$ (18,266)
Consolidated Property NOI (4)	$ 62,026	$ 64,462	$ 68,103	$ 66,226	$ 66,093
Adjusted EBITDA (5)	$ 57,901	$ 73,573	$ 76,686	$ 73,439	$ 73,458
FFO available for common shareholders (6)	$ (21,889)	$ 53,792	$ 64,926	$ 66,991	$ 49,802
Normalized FFO available for common shareholders (6)	$ 39,101	$ 52,967	$ 51,325	$ 54,065	$ 49,185
Per Share Data (basic and diluted):					
Net income (loss) available for common shareholders	$ (2.31)	$ (0.02)	$ 1.20	$ 0.25	$ (0.74)
FFO available for common shareholders (6)	$ (0.87)	$ 2.17	$ 2.62	$ 2.71	$ 2.01
Normalized FFO available for common shareholders (6)	$ 1.56	$ 2.14	$ 2.07	$ 2.18	$ 1.99
Dividends:					
Annualized dividends paid per share during period (7)	$ 6.88	$ 6.88	$ 6.88	$ 6.88	$ 6.88
Annualized dividend yield (at end of period) (8)	25.0%	15.2%	10.9%	12.6%	9.3%
Normalized FFO available for common shareholders payout ratio (6)	110.3%	81.1%	82.7%	78.2%	86.0%

(1) See Exhibit B on page 42 for pro forma key financial data as if the Merger had occurred on October 1, 2018.
(2) The selected balance sheet data as of December 31, 2018 includes assets acquired and liabilities assumed from SIR in the Merger.
(3) Total gross assets is total assets plus accumulated depreciation.
(4) See page 25 for the calculation of Consolidated Property NOI and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to that amount.
(5) See page 27 for the calculation of Adjusted EBITDA and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(6) See page 28 for the calculation of FFO available for common shareholders and Normalized FFO available for common shareholders and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to those amounts.
(7) On January 18, 2019, we declared a quarterly dividend of $0.55 per share ($2.20 per share per year) which we paid to shareholders of record as of January 28, 2018 on February 21, 2019.
(8) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
12

CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) December 31, 2018 (1) 2017 ASSETS Real estate properties: Land $ 924,164 $ 627,108 Buildings and improvements 3,020,472 2,348,613 Total real estate properties, gross 3,944,636 2,975,721 Accumulated depreciation (375,147) (341,848) Total real estate properties, net 3,569,489 2,633,873 Assets of discontinued operations - Equity investment in Select Income REIT — 467,499 Assets of properties held for sale 253,501 — Investment in unconsolidated joint ventures 43,665 50,202 Acquired real estate leases, net 1,056,558 351,872 Cash and cash equivalents 35,349 16,569 Restricted cash 3,594 3,111 Rents receivable, net 72,051 61,429 Deferred leasing costs, net 25,672 22,977 Other assets, net 178,704 96,033 Total assets $ 5,238,583 $ 3,703,565 LIABILITIES AND SHAREHOLDERS’ EQUITY CONSOLIDATED BALANCE SHEETS CONSOLIDATED Unsecured revolving credit facility $ 175,000 $ 570,000 Unsecured term loans, net 387,152 547,852 Senior unsecured notes, net 2,357,497 944,140 Mortgage notes payable, net 335,241 183,100 Liabilities of properties held for sale 4,271 — Accounts payable and other liabilities 145,536 89,440 Due to related persons 34,887 4,859 Assumed real estate lease obligations, net 20,031 13,635 Total liabilities 3,459,615 2,353,026 Commitments and contingencies Preferred units of limited partnership — 20,496 Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,082,903 and 24,786,479 shares issued and outstanding, respectively 481 248 Additional paid in capital 2,609,801 1,968,960 Cumulative net income 146,882 108,144 Cumulative other comprehensive income 106 60,427 Cumulative common distributions (978,302) (807,736) Total shareholders’ equity 1,778,968 1,330,043 Total liabilities and shareholders’ equity $ 5,238,583 $ 3,703,565 (1) Includes assets acquired and liabilities assumed from SIR in the Merger. Office Properties Income Trust 13 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (1) (amounts in thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2018 2017 2018 2017 Rental income $ 103,656 $ 107,170 $ 426,560 $ 316,532 Expenses: Real estate taxes 12,306 12,962 49,708 37,942 Utility expenses 5,935 6,812 26,425 20,998 Other operating expenses 23,389 21,303 89,610 65,349 Depreciation and amortization 33,044 47,639 162,488 109,588 Loss on impairment of real estate (2) 2,830 9,260 8,630 9,490 Acquisition and transaction related costs (3) 10,695 — 14,508 — General and administrative (4) (11,516) 6,532 24,922 18,847 Total expenses 76,683 104,508 376,291 262,214 Gain on sale of real estate (5) 3,332 — 20,661 — Dividend income 425 304 1,337 1,216 Unrealized loss on equity securities (6) (48,229) — (7,552) — Interest income 234 119 639 1,962 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $877, $814, $3,626 and $3,420, respectively) (20,421) (21,807) (89,865) (65,406) Loss on early extinguishment of debt (709) — (709) (1,715) Loss from continuing operations before income taxes and equity in net losses of investees (38,395) (18,722) (25,220) (9,625) Income tax benefit (expense) 7 (36) (117) (101) Equity in net losses of investees (1,157) (546) (2,269) (13) Loss from continuing operations (39,545) (19,304) (27,606) (9,739) Income (loss) from discontinued operations (7) (18,150) 1,313 5,722 21,829 Net income (loss) (57,695) (17,991) (21,884) 12,090 Preferred units of limited partnership distributions — (275) (371) (275) Net income (loss) available for common shareholders $ (57,695) $ (18,266) $ (22,255) $ 11,815 Weighted average common shares outstanding (basic and diluted) 25,027 24,760 24,830 21,158 CONSOLIDATED STATEMENTS OF INCOME (LOSS) STATEMENTS CONSOLIDATED Per common share amounts (basic and diluted): Loss from continuing operations $ (1.58) $ (0.79) $ (1.13) $ (0.47) Income (loss) from discontinued operations $ (0.73) $ 0.05 $ 0.23 $ 1.03 Net income (loss) available for common shareholders $ (2.31) $ (0.74) $ (0.90) $ 0.56 Additional Data: General and administrative expenses / total assets (at end of period) (4) (0.22%) 0.18% 0.48% 0.51% Non-cash straight line rent adjustments (8) $ 2,339 $ 2,467 $ 10,164 $ 5,582 Lease value amortization included in rental income (8) $ (542) $ (901) $ (2,903) $ (2,764) Non-cash amortization included in other operating expenses (9) $ 121 $ 121 $ 484 $ 484 Non-cash amortization included in general and administrative expenses (9) $ 151 $ 151 $ 603 $ 603 See accompanying notes on the following page. Office Properties Income Trust 14 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) (dollars in thousands) (1) See Exhibit C on page 43 for a pro forma consolidated statement of income (loss) as if the Merger had occurred on October 1, 2018. (2) We recorded an adjustment of $2,830 to reduce the carrying value of an office property portfolio consisting of 34 buildings to its estimated fair value less costs to sell in the three months ended December 31, 2018 and an adjustment of $3,669 to reduce the carrying value of two buildings to their estimated fair value less costs to sell and an adjustment of $2,131 to reduce the carrying value of one building to its estimated fair value during the nine months ended September 30, 2018. We recorded an adjustment of $9,260 to reduce the carrying value of one building to its estimated fair value in the three months ended December 31, 2017 and an adjustment of $230 to reduce the carrying value of one building to its estimated fair value in the three months ended September 30, 2017. (3) Acquisition and transaction related costs for the three months and year ended December 31, 2018 include costs incurred in connection with the Merger. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expenses in our consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Net loss for the three months ended December 31, 2018 includes the reversal of $16,973 of previously accrued estimated business management incentive fee expense. Excluding the reversal of $16,973 of previously accrued estimated business management incentive fee expense in the three months ended December 31, 2018, general and administrative expenses and general and administrative expenses as a percent of total assets would have been $5,457 and 0.10%, respectively. No incentive management fee was payable under our business management agreement for the years ended December 31, 2018 and 2017. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (5) During the quarter ended December 31, 2018, we recorded a $3,332 gain on the sale of one building in November 2018 and the sale of an office property portfolio consisting of 15 buildings in December 2018. We recorded a $17,329 gain on the sale of real estate in the nine months ended September 30, 2018 in connection with the sale of one building in May 2018. (6) Unrealized loss on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common stock to its fair value as of December 31, 2018 in accordance with new GAAP standards effective January 1, 2018. (7) Income (loss) from discontinued operations includes operating results related to our equity method investment in SIR. On October 9, 2018, we sold our entire investment in SIR and have included the related operating results of this equity method investment in discontinued operations for all periods presented. We recorded a loss of $18,665 on the sale of SIR shares. Income from discontinued operations for the year ended December 31, 2017 also includes operating results of one building sold in August 2017. (8) We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) STATEMENTS CONSOLIDATED (9) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees expense, which are included in general and administrative and other operating expenses, respectively. Office Properties Income Trust 15 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Year Ended December 31, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ (21,884) $ 12,090 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation 66,685 52,427 Net amortization of debt premiums, discounts and issuance costs 3,626 3,420 Gain on sale of real estate (20,661) — Loss on early extinguishment of debt 709 1,715 Straight line rental income (10,164) (5,582) Amortization of acquired real estate leases 94,375 56,174 Amortization of deferred leasing costs 4,833 3,802 Other non-cash expenses, net 250 300 Loss on impairment of real estate 8,630 9,490 Unrealized loss on equity securities 7,552 — Increase in carrying value of property included in discontinued operations — (619) Equity in net losses of investees 2,269 13 Equity in earnings of Select Income REIT included in discontinued operations (20,873) (21,584) Net gain on issuance of shares by Select Income REIT included in discontinued operations (29) (72) Loss on sale of Select Income REIT shares included in discontinued operations 15,180 — Distributions of earnings from Select Income REIT 20,873 21,584 Change in assets and liabilities: Deferred leasing costs (9,203) (5,017) Rents receivable 5,021 (4,990) Other assets 1,127 1,368 Accounts payable and other liabilities (3,303) 11,696 Due to related persons (97) 1,339 CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONSOLIDATED Net cash provided by operating activities 144,916 137,554 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits 25,221 (1,187,012) Real estate improvements (47,500) (45,940) Distributions in excess of earnings from Select Income REIT 17,251 29,248 Distributions in excess of earnings from unconsolidated joint ventures 3,751 482 Proceeds from sale of properties, net 304,808 15,083 Proceeds from sale of Select Income REIT shares 435,125 — Net cash provided by (used in) investing activities 738,656 (1,188,139) Office Properties Income Trust 16 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) Year Ended December 31, 2018 2017 CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of mortgage notes payable (3,708) (11,909) Repayment of unsecured term loan (162,000) — Proceeds from issuance of senior notes, after discounts — 297,954 Proceeds from issuance of common shares, net — 493,866 Borrowings on unsecured revolving credit facility 238,000 645,000 Repayments on unsecured revolving credit facility (741,000) (235,000) Payment of debt issuance costs (3,936) (4,644) Repurchase of common shares (232) (264) Redemption of preferred units of limited partnership (20,221) — Preferred units of limited partnership distributions (646) — Distributions to common shareholders (170,566) (145,209) Net cash (used in) provided by financing activities (864,309) 1,039,794 Increase (decrease) in cash, cash equivalents and restricted cash 19,263 (10,791) Cash, cash equivalents and restricted cash at beginning of period 19,680 30,471 Cash, cash equivalents and restricted cash at end of period $ 38,943 $ 19,680 SUPPLEMENTAL CASH FLOW INFORMATION: Interest paid $ 65,188 $ 55,048 Income taxes paid $ 68 $ 117 NON-CASH INVESTING ACTIVITIES: Working capital assumed $ 30,483 $ (1,596) Real estate and investment acquired by issuance of common shares $ (639,809) $ — Real estate and investment acquired by assumption of debt $ (1,719,772) $ — NON-CASH FINANCING ACTIVITIES: SIR unsecured revolving credit facility $ 108,000 $ — Assumption of mortgage notes payable $ 161,772 $ 167,548 Assumption of senior unsecured notes $ 1,450,000 $ — Preferred units of limited partnership issued $ — $ 20,221 Issuance of common shares $ 639,809 $ — SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH : The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows: As of December 31, CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONSOLIDATED 2018 2017 Cash and cash equivalents $ 35,349 $ 16,569 Restricted cash 3,594 3,111 Total cash, cash equivalents and restricted cash shown in the statements of cash flows $ 38,943 $ 19,680 Office Properties Income Trust 17 Supplemental Operating and Financial Data, December 31, 2018

DEBT SUMMARY

DEBT SUMMARY (1)

OFFICE PROPERTIES INCOME TRUST

As of December 31, 2018 (dollars in thousands)

	Coupon Rate (2)	Interest Rate (3)	Principal Balance (4)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
$750,000 unsecured revolving credit facility (5) (8)	3.578%	3.578%	$ 175,000	1/31/2023	$ 175,000	4.1
$300,000 unsecured term loan (6) (8)	3.922%	3.922%	300,000	3/31/2020	300,000	1.2
$250,000 unsecured term loan (7) (8)	4.322%	4.322%	88,000	3/31/2022	88,000	3.2
Subtotal / weighted average	3.860%	3.878%	563,000		563,000	2.4
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2019	3.750%	3.930%	350,000	8/15/2019	350,000	0.6
Senior unsecured notes due 2020	3.600%	3.608%	400,000	2/1/2020	400,000	1.1
Senior unsecured notes due 2022	4.150%	4.196%	300,000	2/1/2022	300,000	3.1
Senior unsecured notes due 2022	4.000%	4.000%	300,000	7/15/2022	300,000	3.5
Senior unsecured notes due 2024	4.250%	4.404%	350,000	5/15/2024	350,000	5.4
Senior unsecured notes due 2025	4.500%	4.770%	400,000	2/1/2025	400,000	6.1
Senior unsecured notes due 2046	5.875%	5.875%	310,000	5/1/2046	310,000	27.4
Subtotal / weighted average	4.276%	4.377%	2,410,000		2,410,000	6.4
Secured Fixed Rate Debt:						
Mortgage debt - One building in Tampa, FL	7.000 %	5.150%	7,939	3/1/2019	7,890	0.2
Mortgage debt - One building in Washington, D.C.	5.720 %	3.690%	33,703	7/1/2020	32,462	1.5
Mortgage debt - One building in Philadelphia, PA	4.114 %	4.220%	40,772	8/3/2020	39,635	1.6
Mortgage debt - One building in Lakewood, CO	8.150 %	6.150%	2,912	3/1/2021	118	2.2
Mortgage debt - One building in Fairfax, VA	5.877 %	5.877%	13,437	8/11/2021	12,702	2.6
Mortgage debt - One building in Washington, D.C.	4.220 %	4.190%	27,210	7/1/2022	24,668	3.5
Mortgage debt - Three buildings in Seattle, WA	3.550 %	4.210%	71,000	5/1/2023	71,000	4.3
Mortgage debt - One building in Chicago, IL	3.700 %	4.210%	50,000	6/1/2023	50,000	4.4
Mortgage debt - One building in Washington, D.C.	4.800 %	4.190%	24,509	6/1/2023	22,584	4.4
Mortgage debt - One building in Washington, D.C.	4.050 %	4.440%	66,780	9/1/2030	60,566	11.7
Subtotal / weighted average	4.313 %	4.307%	338,262		321,625	4.9
Total / weighted average	4.212 %	4.285%	$ 3,311,262		$ 3,294,625	5.6

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
18

DEBT SUMMARY (CONTINUED) As of December 31, 2018 (dollars in thousands) (1) The data presented excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for additional information regarding these unconsolidated joint ventures and related mortgage notes. (2) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (3) Includes the effect of mark to market accounting for certain mortgages and premiums or discounts on senior unsecured notes. Excludes the effect of debt issuance costs amortization. (4) Principal balances exclude unamortized premiums, discounts and issuance costs related to these debts. The carrying value of our total consolidated debt of $3,254,890 as of December 31, 2018 is net of unamortized premiums, discounts and certain issuance costs totaling $56,372. DEBT SUMMARY (CONTINUED) DEBT SUMMARY (5) Represents amount outstanding under our $750,000 revolving credit facility. Interest rate is as of December 31, 2018 and excludes the 25 basis points facility fee. In December 2018, we amended and restated the credit agreement governing our revolving credit facility. As a result of the amendments, the stated maturity date of our revolving credit facility was extended from January 31, 2019 to January 31, 2023. Subject to the payment of an extension fee and meeting certain other conditions, we also have an option to further extend the stated maturity date of our revolving credit facility by two additional six month periods. Also, as a result of the amendments, the interest rate payable on borrowings under our revolving credit facility was reduced from a rate of LIBOR plus a premium of 125 basis points per annum to a rate of LIBOR plus a premium of 110 basis points per annum. The facility fee remained unchanged at 25 basis points per annum on the total amount of lending commitments under the facility. Both the interest rate premium and the facility fee are subject to change based upon changes to our credit ratings. (6) We are required to pay interest on the amounts outstanding under our term loan due March 31, 2020 at an annual rate of LIBOR plus a premium of 140 basis points, subject to adjustment based on changes to our credit ratings. The coupon rate and interest rate are as of December 31, 2018. This term loan is prepayable without penalty at any time. (7) We are required to pay interest on the amounts outstanding under our term loan due March 31, 2022 at an annual rate of LIBOR plus a premium of 180 basis points, subject to adjustment based on changes to our credit ratings. The coupon rate and interest rate are as of December 31, 2018. This term loan is prepayable without penalty at any time. In December 2018, we made a partial payment of $162,000 of the principal without penalty, which reduced the amount outstanding to $88,000. In February 2019, we repaid the remaining $88,000 of outstanding principal under this term loan. (8) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility and term loans may be increased up to $2,500,000 on a combined basis in certain circumstances. Office Properties Income Trust 19 Supplemental Operating and Financial Data, December 31, 2018

DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE (1)

OFFICE PROPERTIES INCOME TRUST

As of December 31, 2018

(dollars in thousands)

Year	Unsecured Floating Rate Debt (2)		Unsecured Fixed Rate Debt (2)	Secured Fixed Rate Debt (2)	Total (3)
2019	$ —		$ 350,000	$ 12,054	$ 362,054
2020	300,000	(4)	400,000	75,707	775,707
2021	—		—	14,420	14,420
2022	88,000	(4)	600,000	25,518	713,518
2023	175,000	(5)	—	143,783	318,783
2024	—		350,000	—	350,000
2025	—		400,000	—	400,000
2030	—		—	66,780	66,780
2046	—		310,000	—	310,000
Total	$ 563,000		$ 2,410,000	$ 338,262	$ 3,311,262
Percent of total debt	17.0%		72.8%	10.2%	100.0%

(1) The data presented includes SIR's debt assumed in the Merger and excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for additional information regarding these unconsolidated joint ventures and related mortgage notes.

(2) Principal balances are the amounts actually payable pursuant to the applicable agreements. Our carrying values may differ from these amounts because of the effect of unamortized premiums, discounts and certain issuance costs related to these debts.

(3) The carrying value of our total consolidated debt of $3,254,890 as of December 31, 2018 is net of unamortized premiums, discounts and certain issuance costs totaling $56,372.

(4) Represents the outstanding balance of our term loans at December 31, 2018. We may prepay these term loans without penalty at any time. In February 2019, we repaid the $88,000 outstanding principal balance of our term loan that was due in 2022.

(5) Represents amounts outstanding under our revolving credit facility at December 31, 2018. Subject to the payment of an extension fee and meeting certain other conditions, we have the option to extend the stated maturity date of the facility by two six month periods.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
20

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

OFFICE PROPERTIES INCOME TRUST

	As of and for the Three Months Ended				
	12/31/2018[1]	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Leverage Ratios:					
Total consolidated debt [2] / total gross assets [3]	59.0%	56.1%	55.4%	56.4%	55.9%
Total consolidated debt [2] / total market capitalization [4]	71.5%	65.8%	57.7%	62.6%	55.2%
Consolidated secured debt [2] / total assets	6.5%	5.2%	5.2%	5.0%	4.9%
Variable rate debt [2] / total consolidated debt [2]	17.0%	47.1%	46.7%	49.5%	49.5%
Coverage Ratios:					
Adjusted EBITDA [5] / interest expense	2.8x	3.1x	3.3x	3.2x	3.4x
Total consolidated debt [2] / Annualized Adjusted EBITDA [5]	nm [6]	7.3x	7.0x	7.7x	7.7x
Public Debt Covenants:					
Total debt / adjusted total assets [7] (maximum 60.0%)	56.8%	52.1%	51.9%	54.7%	52.8%
Secured debt / adjusted total assets [7] (maximum 40.0%)	5.8%	4.4%	4.4%	4.4%	4.2%
Consolidated income available for debt service [8] / debt service (minimum 1.50x)	3.2x	2.3x	3.4x	3.2x	3.4x
Total unencumbered assets [7] / unsecured debt (minimum 150.0%)	171.9%	184.0%	184.9%	174.8%	181.9%

(1) See Exhibit D on page 45 for our pro forma consolidated leverage ratios, coverage ratios and public debt covenants as if the Merger had occurred on October 1, 2018.
(2) Debt amounts represent the principal balance as of the date reported. The carrying value of our total consolidated debt of $3,254,890 as of December 31, 2018 is net of unamortized premiums and discounts and certain issuance costs totaling $56,372. Total consolidated debt excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for more information regarding these joint ventures and related mortgage notes.
(3) Total gross assets is total assets plus accumulated depreciation.
(4) Total market capitalization is total consolidated debt plus the market value of our common shares at the end of each period.
(5) See page 27 for the calculation of Adjusted EBITDA and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(6) For the three months ended December 31, 2018, total consolidated debt includes SIR's debt assumed in the Merger; however, Annualized Adjusted EBITDA excludes SIR's results of operations.
(7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and the lower of cost or market of our former investment in SIR for the applicable periods, and exclude depreciation and amortization, accounts receivable and intangible assets.
(8) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, unrealized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and gains or losses on equity issuance by SIR and equity in earnings of SIR and including distributions received from SIR and our unconsolidated joint ventures, if any, determined together with debt service for the period presented.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
21

CAPITAL EXPENDITURES SUMMARY

CAPITAL EXPENDITURES SUMMARY [1][2]

(dollars and sq. ft. in thousands, except per sq. ft. data)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Tenant improvements [3]	$ 5,450	$ 2,293	$ 3,854	$ 2,843	$ 9,358
Leasing costs [4]	5,635	1,831	1,626	1,986	1,745
Building improvements [5]	11,250	6,707	4,048	2,707	6,552
Recurring capital expenditures	22,335	10,831	9,528	7,536	17,655
Development, redevelopment and other activities [6]	1,148	664	734	1,416	5,191
Total capital expenditures	$ 23,483	$ 11,495	$ 10,262	$ 8,952	$ 22,846
Average sq. ft. during period [7]	16,204	17,046	17,189	17,416	17,443
Building improvements per average sq. ft. during period	$ 0.69	$ 0.39	$ 0.24	$ 0.16	$ 0.38

(1) See Exhibit L on page 54 for a summary of capital expenditures activity for the SIR properties acquired in the Merger.
(2) The data presented exclude capital expenditures of three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for additional information regarding these unconsolidated joint ventures.
(3) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(4) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements.
(5) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(6) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, or (ii) capital expenditure projects that reposition a property or result in new sources of revenue.
(7) Rentable square footage is subject to changes when space is re-measured or re-configured for tenants. Average square footage for the three months ended December 31, 2018 excludes square feet from properties acquired from SIR on December 31, 2018.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
22

PROPERTY ACQUISITION AND DISPOSITION INFORMATION SINCE JANUARY 1, 2018

PROPERTY ACQUISITION AND DISPOSITION INFORMATION SINCE JANUARY 1, 2018

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

ACQUISITIONS:

Date Acquired	City and State	Number of Buildings	Sq. Ft.	Purchase Price (1)	Purchase Price (1) / Sq. Ft.	Weighted Average Remaining Lease Term (3)	Percent Leased (4)	Major Tenant
12/31/2018	Various (2)	99	16,538	$ 2,415,053	$ 146	7.1	89.3%	84 tenants

(1) Represents the purchase price, including assumed debt, if any, and excluding acquisition related costs, amounts necessary to adjust assumed liabilities to their fair values and purchase price allocations to intangibles.
(2) On December 31, 2018, we completed the Merger, whereby we acquired SIR's property portfolio of 99 buildings located in 29 states.
(3) Average remaining lease term in years weighted based on rental income as of the date of acquisition.
(4) As of the date of acquisition.

DISPOSITIONS:

Date Sold	City and State	Number of Buildings	Sq. Ft.	Gross Sale Price (1)
3/2/2018	Minneapolis, MN	1	194	$ 20,000
5/15/2018	New York, NY	1	187	118,500
5/30/2018	Sacramento, CA	1	111	10,755
11/30/2018	Golden, CO	1	43	4,000
12/14/2018	Southern Virginia	15	1,640	167,000
2/8/2019	Northern Virginia and Maryland	34	1,636	198,500
	Total	53	3,811	$ 518,755

(1) Gross sale price includes purchase price adjustments, if any, and excludes closing costs.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
23

INVESTMENT IN UNCONSOLIDATED JOINT VENTURES

INVESTMENT IN UNCONSOLIDATED JOINT VENTURES

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

Unconsolidated Joint Ventures:

Joint Venture	OPI Ownership	OPI Investment at December 31, 2018	Number of Office Buildings	Location	Square Feet	Percent Leased at December 31, 2018	Weighted Average Lease Term (1)
Prosperity Metro Plaza	51%	$ 23,969	2	Fairfax, VA	328,456	86.3%	4.1 years
1750 H Street, NW	50%	19,696	1	Washington, D.C.	115,411	100.0%	2.3 years
Total / Weighted Average		$ 43,665	3		443,867	89.9%	3.4 years

Outstanding Unconsolidated Debt:

Joint Venture	OPI Ownership	Interest Rate (2)	Maturity Date	Principal Balance at December 31, 2018 (3)	Annualized Debt Service	Balance at Maturity (3)	OPI Share of Principal Balance (4)
Prosperity Metro Plaza (5)	51%	4.090%	12/1/2029	$ 50,000	$ 2,045	$ 45,246	$ 25,500
1750 H Street, NW	50%	3.690%	8/1/2024	32,000	1,181	32,000	16,000
Total / Weighted Average		3.934%		$ 82,000	$ 3,226	$ 77,246	$ 41,500

Results of Operations - Unconsolidated Joint Ventures: (6)

	For the Three Months Ended December 31, 2018			For the Year Ended December 31, 2018		
	Prosperity Metro Plaza	1750 H Street, NW	Total	Prosperity Metro Plaza	1750 H Street, NW	Total
Equity in losses of affiliates	$ (573)	$ (218)	$ (791)	$ (1,796)	$ (989)	$ (2,785)
Depreciation and amortization	1,258	662	1,920	5,558	2,645	8,203
Other expenses, net (7)	250	148	398	1,006	663	1,669
NOI (8)	935	592	1,527	4,768	2,319	7,087
Lease value amortization included in rental income (9)	(13)	34	21	(54)	202	148
Non-cash straight-line rent adjustments included in rental income (9)	1	(11)	(10)	(31)	(78)	(109)
Cash Basis NOI (8)	$ 923	$ 615	$ 1,538	$ 4,683	$ 2,443	$ 7,126
Distributions received by OPI	$ 280	$ 425	$ 705	$ 2,123	$ 1,628	$ 3,751

(1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the unconsolidated joint ventures' tenants pursuant to the lease agreements as of December 31, 2018, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint ventures, and excluding lease value amortization.
(2) Includes the effect of interest rate protection and mark to market accounting.
(3) Reflects the entire balance of the debt secured by the properties and is not adjusted to reflect the part of the joint venture arrangement interests we do not own.
(4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us.
(5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date.
(6) Reflects our proportionate share of operating results for the three months and year ended December 31, 2018 based on our ownership percentage of the respective joint ventures.
(7) Includes interest expense, net of other income.
(8) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of NOI and Cash Basis NOI.
(9) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
24

CALCULATION OF CONSOLIDATED PROPERTY NET OPERATING INCOME (NOI) AND CONSOLIDATED PROPERTY CASH BASIS NOI

OFFICE PROPERTIES INCOME TRUST

CALCULATION OF CONSOLIDATED PROPERTY NET OPERATING INCOME (NOI) AND CONSOLIDATED PROPERTY CASH BASIS NOI (1)(2)

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Calculation of Consolidated Property NOI and Consolidated Property Cash Basis NOI: (3)							
Rental income (4)	$ 103,656	$ 106,102	$ 108,085	$ 108,717	$ 107,170	$ 426,560	$ 316,532
Property operating expenses	(41,630)	(41,640)	(39,982)	(42,491)	(41,077)	(165,743)	(124,289)
Consolidated Property NOI	62,026	64,462	68,103	66,226	66,093	260,817	192,243
Non-cash straight line rent adjustments included in rental income (4)	(2,339)	(1,990)	(2,744)	(3,091)	(2,467)	(10,164)	(5,582)
Lease value amortization included in rental income (4)	542	773	753	835	901	2,903	2,764
Non-cash amortization included in property operating expenses (5)	(121)	(121)	(121)	(121)	(121)	(484)	(484)
Consolidated Property Cash Basis NOI	$ 60,108	$ 63,124	$ 65,991	$ 63,849	$ 64,406	$ 253,072	$ 188,941
Reconciliation of Net Income (Loss) Available for Common Shareholders to Consolidated NOI and Consolidated Property Cash Basis NOI:							
Net income (loss) available for common shareholders	$ (57,695)	$ (449)	$ 29,602	$ 6,287	$ (18,266)	$ (22,255)	$ 11,815
Preferred units of limited partnership distributions	—	—	93	278	275	371	275
Net income (loss)	(57,695)	(449)	29,695	6,565	(17,991)	(21,884)	12,090
Income (loss) from discontinued operations	18,150	(9,274)	(4,309)	(10,289)	(1,313)	(5,722)	(21,829)
Income (loss) from continuing operations	(39,545)	(9,723)	25,386	(3,724)	(19,304)	(27,606)	(9,739)
Equity in net earnings (losses) of investees	1,157	(94)	629	577	546	2,269	13
Income tax benefit (expense)	(7)	9	83	32	36	117	101
Loss on early extinguishment of debt	709	—	—	—	—	709	1,715
Interest expense	20,421	23,374	23,304	22,766	21,807	89,865	65,406
Interest income	(234)	(140)	(149)	(116)	(119)	(639)	(1,962)
Unrealized gain (loss) on equity securities	48,229	(17,425)	(10,321)	(12,931)	—	7,552	—
Dividend income	(425)	(304)	(304)	(304)	(304)	(1,337)	(1,216)
Gain on sale of real estate	(3,332)	—	(17,329)	—	—	(20,661)	—
General and administrative	(11,516)	22,383	4,449	9,606	6,532	24,922	18,847
Acquisition and transaction related costs	10,695	3,813	—	—	—	14,508	—
Loss on impairment of real estate	2,830	—	(316)	6,116	9,260	8,630	9,490
Depreciation and amortization	33,044	42,569	42,671	44,204	47,639	162,488	109,588
Consolidated Property NOI	62,026	64,462	68,103	66,226	66,093	260,817	192,243
Non-cash amortization included in property operating expenses (5)	(121)	(121)	(121)	(121)	(121)	(484)	(484)
Lease value amortization included in rental income (4)	542	773	753	835	901	2,903	2,764
Non-cash straight line rent adjustments included in rental income (4)	(2,339)	(1,990)	(2,744)	(3,091)	(2,467)	(10,164)	(5,582)
Consolidated Property Cash Basis NOI	$ 60,108	$ 63,124	$ 65,991	$ 63,849	$ 64,406	$ 253,072	$ 188,941

(1) See Exhibit E on page 46 for a pro forma calculation of Consolidated Property NOI and Consolidated Property Cash Basis NOI information as if the Merger had occurred on October 1, 2018.
(2) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of Consolidated Property NOI and Consolidated Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. The data presented exclude three buildings owned by our two unconsolidated joint ventures. See page 24 for more information regarding these joint ventures.
(3) Excludes one building classified as discontinued operations for the year ended December 31, 2017, which we sold on August 31, 2017.
(4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.
(5) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
25

CALCULATION OF SAME PROPERTY NOI AND CASH BASIS NOI

CALCULATION OF SAME PROPERTY NOI AND CASH BASIS NOI (1)(2)

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended (3)		For the Year Ended (4)	
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Reconciliation of Consolidated Property NOI to Same Property NOI:				
Rental income	$ 103,656	$ 107,170	$ 426,560	$ 316,532
Property operating expenses	(41,630)	(41,077)	(165,743)	(124,289)
Consolidated Property NOI	62,026	66,093	260,817	192,243
Less: NOI of properties not included in same property results	(23,154)	(26,308)	(103,433)	(35,470)
Same property NOI	$ 38,872	$ 39,785	$ 157,384	$ 156,773
Calculation of Same Property Cash Basis NOI:				
Same property NOI	$ 38,872	$ 39,785	$ 157,384	$ 156,773
Add: Lease value amortization included in rental income (5)	497	507	1,952	2,100
Less: Non-cash straight line rent adjustments included in rental income (5)	(654)	(257)	(2,222)	(3,506)
Non-cash amortization included in property operating expenses (6)	(121)	(115)	(479)	(459)
Same property Cash Basis NOI	$ 38,594	$ 39,920	$ 156,635	$ 154,908

(1) See Exhibit E on page 47 for a pro forma calculation of Same Property NOI and Same Property Cash Basis NOI information as if the Merger had occurred on October 1, 2018.
(2) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of Consolidated Property NOI and Consolidated Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.
(3) Based on consolidated properties we owned as of December 31, 2018 and which we owned continuously since October 1, 2017.
(4) Based on consolidated properties we owned as of December 31, 2018 and which we owned continuously since January 1, 2017.
(5) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.
(6) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
26

CALCULATION OF EBITDA AND ADJUSTED EBITDA

OFFICE PROPERTIES INCOME TRUST

CALCULATION OF EBITDA AND ADJUSTED EBITDA [1][2]

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Net income (loss)	$ (57,695)	$ (449)	$ 29,695	$ 6,565	$ (17,991)	$ (21,884)	$ 12,090
Add (less): Interest expense	20,421	23,374	23,304	22,766	21,807	89,865	65,406
Income tax (benefit) expense	(7)	9	83	32	36	117	101
Depreciation and amortization	33,044	42,569	42,671	44,204	47,639	162,488	109,588
EBITDA	(4,237)	65,503	95,753	73,567	51,491	230,586	187,185
Add (less): Acquisition and transaction related costs [3]	10,695	3,813	—	—	—	14,508	—
General and administrative expense paid in common shares [4]	334	461	604	(62)	209	1,337	1,377
Estimated business management incentive fees [5]	(16,973)	16,236	(2,150)	2,887	—	—	—
Increase in carrying value of property included in discontinued operations	—	—	—	—	—	—	(619)
Loss on impairment of real estate	2,830	—	(316)	6,116	9,260	8,630	9,490
Distributions received from SIR	—	12,708	12,708	12,708	12,708	38,124	50,832
Distributions received from unconsolidated joint ventures	705	813	1,410	823	482	3,751	482
Loss on early extinguishment of debt	709	—	—	—	—	709	1,715
Equity in earnings of SIR included in discontinued operations	(515)	(9,253)	(4,301)	(10,289)	(1,313)	(24,358)	(21,584)
Equity in losses of unconsolidated joint ventures	791	738	636	620	621	2,785	621
Net gain on issuance of shares by SIR included in discontinued operations	—	(21)	(8)	—	—	(29)	(72)
Gain on sale of real estate	(3,332)	—	(17,329)	—	—	(20,661)	—
Unrealized (gain) loss on equity securities [6]	48,229	(17,425)	(10,321)	(12,931)	—	7,552	—
Loss on sale of SIR common shares included in discontinued operations [7]	18,665	—	—	—	—	18,665	—
Adjusted EBITDA	$ 57,901	$ 73,573	$ 76,686	$ 73,439	$ 73,458	$ 281,599	$ 229,427

(1) See Exhibit F on page 48 for a pro forma calculation of EBITDA and Adjusted EBITDA as if the Merger had occurred on October 1, 2018.
(2) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures and description of how we use them.
(3) Acquisition and transaction related costs for the three months and year ended December 31, 2018 include costs incurred in connection with the Merger.
(4) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.
(5) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Net loss includes the reversal of $16,973 of previously accrued estimated business management incentive fee expense in the three months ended December 31, 2018. No incentive management fee was payable under our business management agreement for the years ended December 31, 2018 and 2017. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons.
(6) Unrealized gain (loss) on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as of the end of the period in accordance with new GAAP standards effective January 1, 2018.
(7) On October 9, 2018, we sold our entire investment in SIR at a loss.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
27

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS

OFFICE PROPERTIES INCOME TRUST

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS [1][2]

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Net income (loss) available for common shareholders	$ (57,695)	$ (449)	$ 29,602	$ 6,287	$ (18,266)	$ (22,255)	$ 11,815
Add (less): Depreciation and amortization:							
Consolidated properties	33,044	42,569	42,671	44,204	47,639	162,488	109,588
Unconsolidated joint venture properties	1,920	1,913	2,185	2,185	2,185	8,203	2,185
FFO attributable to SIR investment	1,859	19,012	12,414	18,488	10,297	51,773	58,279
Loss on impairment of real estate	2,830	—	(316)	6,116	9,260	8,630	9,490
Equity in earnings of SIR included in discontinued operations	(515)	(9,253)	(4,301)	(10,289)	(1,313)	(24,358)	(21,584)
Increase in carrying value of property included in discontinued operations	—	—	—	—	—	—	(619)
Gain on sale of real estate	(3,332)	—	(17,329)	—	—	(20,661)	—
FFO available for common shareholders	(21,889)	53,792	64,926	66,991	49,802	163,820	169,154
Add (less): Acquisition and transaction related costs [3]	10,695	3,813	—	—	—	14,508	—
Loss on early extinguishment of debt	709	—	—	—	—	709	1,715
Normalized FFO attributable to SIR investment	1,524	15,584	11,292	15,606	9,680	44,006	58,580
FFO attributable to SIR investment	(1,859)	(19,012)	(12,414)	(18,488)	(10,297)	(51,773)	(58,279)
Net gain on issuance of shares by SIR included in discontinued operations	—	(21)	(8)	—	—	(29)	(72)
Estimated business management incentive fees [4]	(16,973)	16,236	(2,150)	2,887	—	—	—
Unrealized (gain) loss on equity securities [5]	48,229	(17,425)	(10,321)	(12,931)	—	7,552	—
Loss on sale of SIR shares included in discontinued operations [6]	18,665	—	—	—	—	18,665	—
Normalized FFO available for common shareholders	$ 39,101	$ 52,967	$ 51,325	$ 54,065	$ 49,185	$ 197,458	$ 171,098
Weighted average common shares outstanding (basic)	25,027	24,768	24,763	24,760	24,760	24,830	21,158
Weighted average common shares outstanding (diluted)	25,027	24,768	24,766	24,760	24,760	24,830	21,158
Per common share amounts (basic and diluted):							
Net income (loss) available for common shareholders	$ (2.31)	$ (0.02)	$ 1.20	$ 0.25	$ (0.74)	$ (0.90)	$ 0.56
FFO available for common shareholders	$ (0.87)	$ 2.17	$ 2.62	$ 2.71	$ 2.01	$ 6.60	$ 7.99
Normalized FFO available for common shareholders	$ 1.56	$ 2.14	$ 2.07	$ 2.18	$ 1.99	$ 7.95	$ 8.09

(1) See Exhibit G on page 49 for a pro forma calculation of FFO and Normalized FFO attributable to the company as if the Merger had occurred on October 1, 2018.

(2) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of FFO available for common shareholders and Normalized FFO available for common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(3) Acquisition and transaction related costs for the three months and year ended December 31, 2018 include costs incurred in connection with the Merger.

(4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income (loss) available for common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) available for common shareholders, we do not include such expense in the calculation of Normalized FFO available for common shareholders until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Net loss includes the reversal of $16,973 of previously accrued estimated business management incentive fee expense in the three months ended December 31, 2018. No incentive management fee was payable under our business management agreement for the years ended December 31, 2018 and 2017. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons.

(5) Unrealized gain (loss) on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as of the end of the period in accordance with new GAAP standards effective January 1, 2018.

(6) On October 9, 2018, we sold our entire investment in SIR at a loss.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

28

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Consolidated Property NOI and Consolidated Property Cash Basis NOI We calculate Consolidated Property NOI and Consolidated Property Cash Basis NOI as shown on page 25 and Same Property NOI and Same Property Cash Basis NOI on page 26. The calculations of Consolidated Property NOI, Consolidated Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI exclude certain components of net income (loss) available for common shareholders in order to provide results that are more closely related to our consolidated property level results of operations. We define Consolidated Property NOI and Same Property NOI as consolidated income from our rental of real estate less our consolidated property operating expenses. Consolidated Property NOI and Same Property NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Consolidated Property Cash Basis NOI as Consolidated Property NOI excluding non-cash straight line rent adjustments, lease value amortization and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding Consolidated Property NOI and Consolidated Property Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We consider Consolidated Property NOI, Consolidated Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to be appropriate supplemental measures to net income (loss) available for common shareholders because they may help both investors and management to understand the operations of our consolidated properties. We use Consolidated Property NOI, Consolidated Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company wide consolidated property level performance, and we believe that Consolidated Property NOI, Consolidated Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Consolidated Property NOI, Consolidated Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) available for common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) available for common shareholders as presented in our Consolidated Statements of Income (Loss). Other real estate companies and REITs may calculate Consolidated Property NOI, Consolidated Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. In addition, we present our proportionate share of NOI and Cash Basis NOI from our unconsolidated joint ventures. We provide a reconciliation of NOI and Cash Basis NOI from unconsolidated joint ventures to equity in losses from affiliates on page 24. EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 27. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income (loss) and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) available to common shareholders or operating income as indicators of operating performance or as measures of OPI’s liquidity. These measures should be considered in conjunction with net income, net income (loss) available to common shareholders and operating income as presented in our Consolidated Statements of Income (Loss). Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO We calculate FFO available for common shareholders and Normalized FFO available for common shareholders as shown on page 28. FFO available for common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) available for common shareholders calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties and the difference between FFO attributable to an equity investment and equity in earnings of SIR included in discontinued operations but excluding impairment charges on and increases in the carrying value of real estate assets, any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO available for common shareholders differs from Nareit's definition of FFO available for common shareholders because we include Normalized FFO attributable to our equity investment in SIR (net of FFO attributable to our equity investment in SIR) included in discontinued operations, we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year and we exclude acquisition and transaction related costs, loss on early extinguishment of debt, gains on issuance of shares by SIR included in discontinued operations, unrealized gains and losses on equity securities and loss on sale of SIR shares included in discontinued operations. We consider FFO available for common shareholders and Normalized FFO available for common shareholders to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) available for our common shareholders. We believe that FFO available for common shareholders and Normalized FFO available for common shareholders provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO available for common shareholders and Normalized FFO available for common shareholders may facilitate a comparison of our operating performance between periods and with other REITs. FFO available for common shareholders and Normalized FFO available for common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO available for common shareholders and Normalized FFO available for common shareholders do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) available for common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) available for common shareholders as presented in our Consolidated Statements of Income (Loss). Other real estate companies and REITs may calculate FFO available for common shareholders and Normalized FFO available for common shareholders differently than we do. Office Properties Income Trust 29 Supplemental Operating and Financial Data, December 31, 2018

PORTFOLIO INFORMATION Stevens Center, Richland, WA Square Feet:Office 140,152 Properties Income Trust 30 Agency Occupant:Supplemental Department Operating and of FinancialEnergy Data, December 31, 2018

SUMMARY CONSOLIDATED SAME PROPERTY RESULTS

SUMMARY CONSOLIDATED SAME PROPERTY RESULTS (1)

(dollars and sq. ft. in thousands)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended (2)		For the Year Ended (3)	
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Consolidated buildings (end of period)	91	91	90	90
Total sq. ft. (4)	10,974	10,937	10,904	10,868
Percent leased (5)	94.1 %	95.0%	94.0%	95.0%
Rental income (6)	$ 65,670	$ 65,806	$ 263,499	$ 260,024
Consolidated Property NOI (7)	$ 38,872	$ 39,785	$ 157,384	$ 156,773
Consolidated Property Cash Basis NOI (7)	$ 38,594	$ 39,920	$ 156,635	$ 154,908
Consolidated Property NOI % margin (8)	59.2 %	60.5%	59.7%	60.3%
Consolidated Property Cash Basis NOI % margin (8)	58.9 %	60.4%	59.5%	59.9%
Consolidated Property NOI % change	(2.3%)	—	0.4%	—
Consolidated Property Cash Basis NOI % change	(3.3%)	—	1.1%	—

(1) Excludes the SIR properties acquired in the Merger. See Exhibit E on page 46 for certain pro forma information related to the Merger and Exhibit H on page 50 for certain information relating to SIR's properties acquired in the Merger.
(2) Based on consolidated properties we owned as of December 31, 2018 and which we had owned continuously since October 1, 2017. Excludes three buildings owned by unconsolidated joint ventures.
(3) Based on consolidated properties we owned as of December 31, 2018 and which we had owned continuously since January 1, 2017. Excludes three buildings owned by unconsolidated joint ventures.
(4) Subject to changes when space is re-measured or re-configured for tenants.
(5) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.
(6) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.
(7) See page 25 for the calculation of Consolidated Property NOI and Consolidated Property Cash Basis NOI and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to those amounts and see page 26 for a calculation and reconciliation of same property NOI and same property Cash Basis NOI.
(8) Consolidated Property NOI margin is defined as Consolidated Property NOI as a percentage of rental income. Consolidated Property Cash Basis NOI margin is defined as Consolidated Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, non-cash amortization included in property operating expenses and the net effect of non-cash amortization of intangible lease assets and liabilities.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
31

OCCUPANCY AND LEASING SUMMARY

OCCUPANCY AND LEASING SUMMARY (1)(2)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Consolidated buildings (end of period)	247	164	164	166	167
Total sq. ft. (2)	31,900 (3)	17,046	17,046	17,332	17,499
Percentage leased	91.0% (3)	93.3%	94.0%	94.4%	94.2%
Leasing Activity (sq. ft.): (4)					
New leases	117	84	117	83	53
Renewals	407	98	279	197	467
Total	524	182	396	280	520
% Change in GAAP Rent: (5)					
New leases	1.8%	0.6%	(2.5%)	10.3%	(4.5%)
Renewals	(9.9%)	(1.1%)	1.6%	2.6%	4.3%
Total	(8.2%)	(0.4%)	0.6%	4.9%	3.3%
Leasing Cost and Concession Commitments: (6)					
New leases	$ 5,334	$ 3,796	$ 4,653	$ 3,347	$ 2,249
Renewals	10,514	2,683	2,157	4,651	3,391
Total	$ 15,848	$ 6,479	$ 6,810	$ 7,998	$ 5,640
Leasing Cost and Concession Commitments per Sq. Ft.: (6)					
New leases	$ 45.75	$ 44.89	$ 39.76	$ 39.93	$ 42.65
Renewals	$ 25.82	$ 27.47	$ 7.72	$ 23.66	$ 7.25
Total	$ 30.25	$ 35.56	$ 17.18	$ 28.52	$ 10.84
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	7.0	7.0	6.8	5.8	6.1
Renewals	7.6	9.0	5.9	5.5	5.0
Total	7.5	8.1	6.2	5.6	5.1
Leasing Cost and Concession Commitments per Sq. Ft. per Year: (5)					
New leases	$ 6.51	$ 6.46	$ 5.84	$ 6.86	$ 6.96
Renewals	$ 3.38	$ 3.05	$ 1.31	$ 4.34	$ 1.44
Total	$ 4.03	$ 4.41	$ 2.79	$ 5.13	$ 2.11

(1) Excludes the SIR properties acquired in the Merger, unless otherwise stated. See Exhibit J on page 52 for occupancy and leasing information relating to the SIR properties acquired in the Merger.
(2) The data presented excludes three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for more information regarding these joint ventures.
(3) The data presented for consolidated buildings, total sq. ft. and percentage leased as of December 31, 2018, includes the buildings and two land parcels acquired in the Merger.
(4) Rentable square footage is subject to changes when space is re-measured or re-configured for tenants.
(5) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions.
(6) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases entered during the periods indicated.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
32

TENANT DIVERSITY AND CREDIT CHARACTERISTICS (1) As of December 31, 2018 Percentage of Total Annualized Rental Income (2) Tenant Industry Tenant Credit Characteristics (3) (4) (4) (4) TENANT DIVERSITY AND CREDIT CHARACTERISTICS TENANT DIVERSITY (1) The data presented includes the SIR leases assumed in the Merger. (2) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of December 31, 2018, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. (3) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 57.5% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 7.4% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). (4) Includes the U.S. Government, state governments, municipalities and government contractors. Office Properties Income Trust 33 Supplemental Operating and Financial Data, December 31, 2018

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME (1)

As of December 31, 2018

(dollars in thousands)

	Tenant	Credit Rating (2)		Annualized Rental Income (3)	% of Total Annualized Rental Income (3)
1	U.S. Government	Investment Grade	$	179,620	25.6%
2	State of California	Investment Grade		18,933	2.7%
3	Shook, Hardy & Bacon L.L.P.	Not Rated		18,574	2.6%
4	Bank of America Corporation	Investment Grade		16,283	2.3%
5	Noble Energy, Inc.	Investment Grade		14,722	2.1%
6	F5 Networks, Inc.	Not Rated		14,238	2.0%
7	Andeavor	Investment Grade		14,141	2.0%
8	WestRock Co.	Investment Grade		12,837	1.8%
9	Northrop Grumman Corporation	Investment Grade		11,375	1.6%
10	CareFirst Inc.	Non Investment Grade		11,265	1.6%
11	Tyson Foods, Inc.	Investment Grade		10,058	1.4%
12	Technicolor SA	Non Investment Grade		10,033	1.4%
13	Commonwealth of Massachusetts	Investment Grade		9,693	1.4%
14	Micro Focus International plc	Non Investment Grade		8,710	1.2%
15	ARRIS International plc	Non Investment Grade		7,913	1.1%
16	PNC Bank	Investment Grade		6,959	1.1%
17	Allstate Insurance Co.	Investment Grade		6,816	1.1%
18	State of Georgia	Investment Grade		6,727	1.0%
			$	378,897	54.0%

(1) The data presented includes the SIR leases assumed in the Merger.

(2) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations.Tenants contributing 57.5% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 7.4% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents).

(3) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of December 31, 2018, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
34

LEASE EXPIRATION SCHEDULE

LEASE EXPIRATION SCHEDULE (1)

As of December 31, 2018

(dollars and sq. ft. in thousands)

OFFICE PROPERTIES INCOME TRUST

Year (2)	Number of Leases Expiring	Expiration of Leased Square Feet (3)	% of Total	Cumulative % of Total	Annualized Rental Income Expiring (4)	% of Total	Cumulative % of Total
2019	107	3,203	11.0%	11.0%	$ 90,837	12.9%	12.9%
2020	85	1,956	6.7%	17.7%	50,152	7.1%	20.0%
2021	85	2,214	7.6%	25.3%	48,938	7.0%	27.0%
2022	93	2,589	8.9%	34.2%	63,965	9.1%	36.1%
2023	78	3,128	10.8%	45.0%	77,082	11.0%	47.1%
2024	62	3,709	12.8%	57.8%	95,269	13.6%	60.7%
2025	40	2,229	7.7%	65.5%	47,387	6.7%	67.4%
2026	36	2,056	7.1%	72.6%	52,096	7.4%	74.8%
2027	35	1,899	6.5%	79.1%	46,558	6.6%	81.4%
2028 and thereafter	47	6,041	20.9%	100.0%	129,963	18.6%	100.0%
Total	668	29,024	100.0%		$ 702,247	100.0%	
Weighted average remaining lease term (in years)		6.0			5.7		

(1) The data presented includes the SIR leases assumed in the Merger and exclude three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for more information regarding these joint ventures.
(2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets.
(3) Leased square footage is pursuant to leases existing as of December 31, 2018, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is re-measured or re-configured for new tenants.
(4) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of December 31, 2018, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
35

EXHIBITS 75 Pleasant Street, Malden, MA Square Feet: 125,521 Occupant: Department of Education, Commonwealth of Massachusetts Office Properties Income Trust 36 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED PROPERTY DETAIL

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

CONSOLIDATED PROPERTY DETAIL[1]

As of December 31, 2018

(dollars and square feet in thousands)

Property	City, State	No. of Buildings	Rentable Sq. Ft.	% Leased	Annualized Rental Income [2]	Undepreciated Carrying Value	Depreciated Carrying Value	Date Acquired [3]	Year Built or Most Recent Renovation
Inverness Center	Birmingham, AL	3	448	100.0%	$ 6,433	$ 17,618	$ 17,618	12/31/2018	1985
445 Jan Davis Drive	Huntsville, AL	1	57	100.0%	1,038	3,016	3,016	12/31/2018	2007
4905 Moores Mill Road	Huntsville, AL	1	1,371	100.0%	10,033	41,240	41,240	12/31/2018	2007
131 Clayton Street	Montgomery, AL	1	58	100.0%	1,575	10,052	8,344	6/22/2011	2007
4344 Carmichael Road	Montgomery, AL	1	49	100.0%	1,529	13,042	11,584	12/17/2013	2009
15451 North 28th Avenue	Phoenix, AZ	1	67	100.0%	1,452	9,832	8,996	9/10/2014	2013
16001 North 28th Avenue	Phoenix, AZ	1	106	100.0%	1,925	3,798	3,798	12/31/2018	2007
2149 West Dunlap Avenue	Phoenix, AZ	1	123	100.0%	2,551	6,824	6,824	12/31/2018	1983
711 S 14th Avenue	Safford, AZ	1	36	94.4%	918	8,212	8,022	6/16/2010	1992
Regents Center	Tempe, AZ	2	101	100.0%	2,114	7,220	7,220	12/31/2018	1988
Campbell Place	Carlsbad, CA	2	95	100.0%	2,763	9,717	9,717	12/31/2018	2007
Folsom Corporate Center	Folsom, CA	1	96	100.0%	3,783	8,555	8,555	12/31/2018	2009
Bayside Technology Park	Fremont, CA	1	101	100.0%	2,303	11,522	11,522	12/31/2018	1990
5045 East Butler Street	Fresno, CA	1	532	100.0%	8,384	68,533	43,502	8/29/2002	1971
10949 N. Mather Boulevard	Rancho Cordova, CA	1	94	100.0%	2,609	17,844	15,643	10/30/2013	2012
11020 Sun Center Drive	Rancho Cordova, CA	1	83	100.0%	2,007	10,934	10,421	12/20/2016	2016
100 Redwood Shores Parkway	Redwood City, CA	1	63	100.0%	3,215	22,351	22,351	12/31/2018	2014
3875 Atherton Road	Rocklin, CA	1	19	100.0%	419	1,038	1,038	12/31/2018	1991
801 K Street	Sacramento, CA	1	338	91.3%	9,913	72,958	67,036	1/29/2016	2002
9815 Goethe Road	Sacramento, CA	1	88	100.0%	1,953	12,438	10,419	9/14/2011	1992
Capitol Place	Sacramento, CA	1	164	95.2%	4,920	46,066	36,007	12/17/2009	1988
4181 Ruffin Road	San Diego, CA	1	148	100.0%	3,589	20,875	16,961	7/16/2010	2013
4560 Viewridge Road	San Diego, CA	1	93	100.0%	3,324	26,904	16,232	3/31/1997	1996
9174 Sky Park Centre	San Diego, CA	1	44	96.8%	1,192	8,923	5,677	6/24/2002	1986
2090 Fortune Drive	San Jose, CA	1	72	100.0%	1,254	9,074	9,074	12/31/2018	2014
2115 O'Nel Drive	San Jose, CA	1	99	100.0%	3,342	17,505	17,505	12/31/2018	2013
6448-6450 Via Del Oro	San Jose, CA	1	76	100.0%	1,839	6,774	6,774	12/31/2018	1983
North First Street	San Jose, CA	1	64	100.0%	2,191	12,412	12,412	12/31/2018	2013
Rio Robles Drive	San Jose, CA	3	186	100.0%	4,803	37,680	37,680	12/31/2018	2011
2450 and 2500 Walsh Avenue	Santa Clara, CA	2	132	100.0%	4,815	30,263	30,263	12/31/2018	2014
3250 and 3260 Jay Street	Santa Clara, CA	2	149	100.0%	6,326	34,219	34,219	12/31/2018	2013
603 San Juan Avenue	Stockton, CA	1	22	100.0%	971	6,033	5,155	7/20/2012	2012
350 West Java Drive	Sunnyvale, CA	1	96	100.0%	3,099	25,268	25,268	12/31/2018	2012
7958 South Chester Street	Centennial, CO	1	168	100.0%	5,219	13,945	13,945	12/31/2018	2000
350 Spectrum Loop	Colorado Springs, CO	1	156	100.0%	2,720	11,472	11,472	12/31/2018	2000
333 Inverness Drive South	Englewood, CO	1	140	100.0%	3,037	10,335	10,335	12/31/2018	1998
12795 West Alameda Parkway	Lakewood, CO	1	167	100.0%	4,484	27,511	21,952	1/15/2010	1988
Corporate Center	Lakewood, CO	3	213	100.0%	4,749	34,313	21,818	10/11/2002	2004
1 Targeting Center	Windsor, CT	1	97	100.0%	1,281	1,978	1,978	12/31/2018	1999
11 Dupont Circle, NW	Washington, DC	1	153	75.2%	7,018	74,992	73,320	10/2/2017	2004

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

37

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

CONSOLIDATED PROPERTY DETAIL (CONTINUED) (1)

As of December 31, 2018

(dollars and square feet in thousands)

Property	City, State	No. of Buildings	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value	Depreciated Carrying Value	Date Acquired (3)	Year Built or Most Recent Renovation
1211 Connecticut Avenue, NW	Washington, DC	1	132	81.0%	4,889	56,446	55,554	10/2/2017	2014
1401 K Street, NW	Washington, DC	1	123	85.8%	5,763	67,081	65,584	10/2/2017	2016
20 Massachusetts Avenue	Washington, DC	1	340	77.4%	14,738	84,932	49,795	3/31/1997	1996
440 First Street, NW	Washington, DC	1	142	98.4%	8,489	67,820	66,556	10/2/2017	2013
625 Indiana Avenue	Washington, DC	1	161	95.1%	7,531	59,248	51,693	8/17/2010	1989
840 First Street, NE	Washington, DC	1	253	91.0%	12,468	116,448	114,158	10/2/2017	2003
10350 NW 112th Avenue	Miami, FL	1	79	100.0%	3,099	7,615	7,615	12/31/2018	2002
7850 Southwest 6th Court	Plantation, FL	1	136	100.0%	4,868	35,775	29,749	5/12/2011	1999
8900 Grand Oak Circle	Tampa, FL	1	68	100.0%	1,967	13,161	10,690	10/15/2010	2008
180 Ted Turner Drive SW	Atlanta, GA	1	91	100.0%	3,671	25,920	22,691	7/25/2012	2007
Corporate Square	Atlanta, GA	5	378	100.0%	8,522	61,574	48,203	7/16/2004	1967
Executive Park	Atlanta, GA	1	126	100.0%	1,611	17,343	11,562	7/16/2004	2014
One Georgia Center	Atlanta, GA	1	376	97.5%	7,946	44,217	38,798	9/30/2011	2008
One Primerica Parkway	Duluth, GA	1	344	100.0%	5,395	30,114	30,114	12/31/2018	2013
4712 Southpark Boulevard	Ellenwood, GA	1	352	100.0%	3,131	21,113	17,957	7/25/2012	2005
91-209 Kuhela Street	Kapolei, HI	1	—	—%	—	2,008	2,008	12/31/2018	—
8305 NW 62nd Avenue	Johnston, IA	1	199	100.0%	3,283	10,730	10,730	12/31/2018	2011
1185, 1249 & 1387 S. Vinnell Way	Boise, ID	3	181	100.0%	4,689	33,238	28,367	9/11/2012	2002
2020 S. Arlington Heights	Arlington Heights, IL	1	58	100.0%	2,045	15,482	12,381	12/29/2009	2002
400 South Jefferson Street	Chicago, IL	1	248	100.0%	10,058	39,806	39,806	12/31/2018	2012
475 Bond Street	Lincolnshire, IL	1	223	100.0%	1,667	5,489	5,489	12/31/2018	2000
1415 West Diehl Road	Naperville, IL	1	820	79.8%	14,603	33,180	33,180	12/31/2018	2001
440 North Fairway Drive	Vernon Hills, IL	1	100	100.0%	1,840	4,945	4,945	12/31/2018	2009
Intech Park	Indianapolis, IN	3	434	81.2%	8,715	77,395	63,970	10/14/2011	2008
7601 and 7635 Interactive Way	Indianapolis, IN	2	275	100.0%	4,605	17,999	17,999	12/31/2018	2008
400 State Street	Kansas City, KS	1	171	91.4%	2,936	15,837	12,528	6/16/2010	1971
Capitol Tower	Topeka, KS	1	144	100.0%	2,901	4,351	4,351	12/31/2018	2006
The Atrium at Circleport II	Erlanger, KY	1	86	100.0%	1,364	3,758	3,758	12/31/2018	1999
7125 Industrial Road	Florence, KY	1	168	100.0%	2,572	13,571	11,805	12/31/2012	2002
251 Causeway Street	Boston, MA	1	141	95.3%	4,335	24,948	20,887	8/17/2010	1988
300 and 330 Billerica Road	Chelmsford, MA	2	209	—%	—	4,737	4,737	12/31/2018	2006
75 Pleasant Street	Malden, MA	1	126	100.0%	4,972	32,407	25,704	5/24/2010	2008
111 Powdermill Road	Maynard, MA	1	287	—%	—	4,432	4,432	12/31/2018	1990
25 Newport Avenue	Quincy, MA	1	93	100.0%	2,113	13,690	11,669	2/16/2011	2009

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

38

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

CONSOLIDATED PROPERTY DETAIL (CONTINUED) (1)

As of December 31, 2018

(dollars and square feet in thousands)

Property	City, State	No. of Buildings	Rentable Sq. Ft.	% Leased	Annualized Rental Income [2]	Undepreciated Carrying Value	Depreciated Carrying Value	Date Acquired [3]	Year Built or Most Recent Renovation
One Montvale Avenue	Stoneham, MA	1	98	94.1%	2,520	14,939	12,246	6/16/2010	1987
314 Littleton Road	Westford, MA	1	175	100.0%	3,759	14,291	14,291	12/31/2018	2013
Annapolis Commerce Center	Annapolis, MD	2	101	100.0%	2,461	11,941	11,666	10/2/2017	1990
4201 Patterson Avenue	Baltimore, MD	1	85	100.0%	1,270	13,083	8,122	10/15/1998	2014
Hillside Center	Columbia, MD	2	87	92.3%	1,698	8,001	7,870	10/2/2017	2014
TenThreeTwenty	Columbia, MD	1	140	97.6%	3,881	20,356	19,786	10/2/2017	2013
7001 Columbia Gateway Drive	Columbia, MD	1	120	100.0%	4,059	16,120	16,120	12/31/2018	2008
3300 75th Avenue	Landover, MD	1	266	100.0%	5,323	41,827	33,546	2/26/2010	2004
1401 Rockville Pike	Rockville, MD	1	190	92.3%	4,660	48,987	29,721	2/2/1998	2015
2115 East Jefferson Street	Rockville, MD	1	129	84.6%	3,035	14,886	13,365	8/27/2013	2003
Redland 520/530	Rockville, MD	3	352	92.8%	11,605	75,589	73,644	10/2/2017	2017
Redland 540	Rockville, MD	1	132	65.0%	2,700	31,350	30,471	10/2/2017	2017
Rutherford Business Park	Windsor Mill, MD	1	80	100.0%	1,969	12,147	10,590	11/16/2012	2011
Meadows Business Park	Woodlawn, MD	2	183	83.8%	3,280	27,512	22,811	2/15/2011	1997
3550 Green Court	Ann Arbor, MI	1	82	100.0%	1,721	8,555	8,555	12/31/2018	1998
11411 E. Jefferson Avenue	Detroit, MI	1	56	100.0%	2,739	19,070	15,140	4/23/2010	2009
Rosedale Corporate Plaza	Roseville, MN	1	61	100.0%	1,126	8,222	4,748	12/1/1999	1987
1300 Summit Street	Kansas City, MO	1	87	100.0%	2,384	15,761	13,822	9/27/2012	1998
4241-4300 NE 34th Street	Kansas City, MO	1	98	100.0%	1,871	11,628	7,429	3/31/1997	1996
2555 Grand Boulevard	Kansas City, MO	1	596	100.0%	18,580	56,174	56,174	12/31/2018	2003
1220 Echelon Parkway	Jackson, MS	1	110	100.0%	3,997	26,136	22,036	7/25/2012	2009
2300 and 2400 Yorkmont Road	Charlotte, NC	2	284	100.0%	6,483	20,571	20,571	12/31/2018	1995
18010 and 18020 Burt Street	Omaha, NE	2	203	100.0%	4,201	19,631	19,631	12/31/2018	2012
10-12 Celina Avenue	Nashua, NH	1	322	100.0%	2,439	18,621	15,242	8/31/2009	1997
500 Charles Ewing Boulevard	Ewing, NJ	1	250	100.0%	6,025	31,054	31,054	12/31/2018	2012
299 Jefferson Road	Parsippany, NJ	1	151	100.0%	4,102	7,516	7,516	12/31/2018	2011
One Jefferson Road	Parsippany, NJ	1	100	100.0%	4,272	9,741	9,741	12/31/2018	2009
50 West State Street	Trenton, NJ	1	267	84.3%	6,537	46,516	38,507	12/30/2010	1989
138 Delaware Avenue	Buffalo, NY	1	122	78.8%	2,173	30,855	19,025	3/31/1997	2014
Airline Corporate Center	Colonie, NY	1	64	100.0%	1,069	7,596	6,543	6/22/2012	2004
5000 Corporate Court	Holtsville, NY	1	264	85.7%	6,063	26,975	23,164	8/31/2011	2000
8687 Carling Road	Liverpool, NY	1	38	100.0%	854	571	571	12/31/2018	2007
1212 Pittsford - Victor Road	Pittsford, NY	1	55	100.0%	1,051	692	692	12/31/2018	2003
500 Canal View Boulevard	Rochester, NY	1	95	17.9%	315	2,453	2,453	12/31/2018	1997

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

39

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

CONSOLIDATED PROPERTY DETAIL (CONTINUED) (1)

As of December 31, 2018

(dollars and square feet in thousands)

Property	City, State	No. of Buildings	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value	Depreciated Carrying Value	Date Acquired (3)	Year Built or Most Recent Renovation
2231 Schrock Road	Columbus, OH	1	42	100.0%	725	940	940	12/31/2018	1999
4600 25th Avenue	Salem, OR	1	233	97.8%	5,162	29,648	24,750	12/20/2011	2007
501 Ridge Avenue	Hanover, PA	1	502	—%	—	8,604	8,604	12/31/2018	1965
8800 Tinicum Boulevard	Philadelphia, PA	1	441	100.0%	6,959	28,483	28,483	12/31/2018	2000
Synergy Business Park	Columbia, SC	3	181	91.6%	2,171	17,760	13,425	5/10/2006;9/17/2010	1985
9680 Old Bailes Road	Fort Mill, SC	1	60	100.0%	790	3,808	3,808	12/31/2018	2007
One Memphis Place	Memphis, TN	1	205	73.6%	2,974	10,565	8,823	9/17/2010	1985
16001 North Dallas Parkway	Addison, TX	2	554	100.0%	14,835	74,025	74,025	12/31/2018	1996
2115-2116 East Randol Mill Road	Arlington, TX	1	183	100.0%	1,062	7,615	7,615	12/31/2018	1989
Research Park	Austin, TX	2	149	100.0%	3,211	18,148	18,148	12/31/2018	1999
1001 Noble Energy Way	Houston, TX	1	497	100.0%	14,722	34,614	34,614	12/31/2018	2013
10451 Clay Road	Houston, TX	1	97	100.0%	2,257	15,873	15,873	12/31/2018	2013
202 North Castlegory Road	Houston, TX	1	84	100.0%	2,885	5,934	5,934	12/31/2018	2016
6380 Rogerdale Road	Houston, TX	1	206	100.0%	5,867	18,889	18,889	12/31/2018	2006
4221 W. John Carpenter Freeway	Irving, TX	1	54	100.0%	840	3,808	3,808	12/31/2018	1995
8675,8701-8711 Freeport Pkwy and 8901 Esters Boulevard	Irving, TX	3	458	100.0%	6,270	42,081	42,081	12/31/2018	1990
1511 East Common Street	New Braunfels, TX	1	63	100.0%	1,092	6,280	6,280	12/31/2018	2005
2900 West Plano Parkway	Plano, TX	1	191	100.0%	1,475	15,774	15,774	12/31/2018	1998
3400 West Plano Parkway	Plano, TX	1	235	100.0%	1,542	20,670	20,670	12/31/2018	1994
19100 Ridgewood Parkway	San Antonio, TX	1	618	100.0%	14,141	148,742	148,742	12/31/2018	2008
3600 Wiseman Boulevard	San Antonio, TX	1	100	100.0%	3,196	10,236	10,236	12/31/2018	2004
701 Clay Road	Waco, TX	1	139	100.0%	3,466	14,322	9,302	12/23/1997	1997
1800 Novell Place	Provo, UT	1	406	100.0%	8,710	51,377	51,377	12/31/2018	2000
4885-4931 North 300 West	Provo, UT	2	125	100.0%	3,953	13,450	13,450	12/31/2018	2009
14660, 14672 & 14668 Lee Road	Chantilly, VA	3	409	98.7%	13,574	83,218	79,461	12/22/2016	2006
1434 Crossways	Chesapeake, VA	2	214	100.0%	3,986	24,961	24,121	10/2/2017	2002
Greenbrier Towers	Chesapeake, VA	2	172	83.4%	3,153	15,378	14,871	10/2/2017	1987
Enterchange at Meadowville	Chester, VA	1	228	100.0%	1,547	11,355	10,046	8/28/2013	2011
Three Flint Hill	Fairfax, VA	1	184	77.6%	4,564	33,125	32,050	10/2/2017	2011
3920 Pender Drive	Fairfax, VA	1	83	100.0%	2,488	16,034	14,505	3/21/2014	2011
Pender Business Park	Fairfax, VA	4	171	83.6%	3,505	24,551	21,678	11/4/2013	2000
7987 Ashton Avenue	Manassas, VA	1	69	100.0%	1,654	10,438	9,999	1/3/2017	1989
Two Commercial Place	Norfolk, VA	1	289	100.0%	5,840	26,208	26,208	12/31/2018	2016
1759 & 1760 Business Center Drive	Reston, VA	2	406	100.0%	12,311	90,447	81,174	5/28/2014	1996

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

40

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

As of December 31, 2018

(dollars and square feet in thousands)

Property	City, State	No. of Buildings	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value	Depreciated Carrying Value	Date Acquired (3)	Year Built or Most Recent Renovation
1775 Wiehle Avenue	Reston, VA	1	130	62.8%	3,213	31,014	30,186	10/2/2017	2001
9960 Mayland Drive	Richmond, VA	1	174	94.4%	3,338	20,435	18,380	5/20/2014	1994
501 South 5th Street	Richmond, VA	1	311	100.0%	12,837	54,295	54,295	12/31/2018	2009
9201 Forest Hill Avenue	Richmond, VA	1	50	100.0%	1,120	1,731	1,731	12/31/2018	1985
Parham Place	Richmond, VA	3	89	100.0%	1,585	2,027	2,027	12/31/2018	2014
1751 Blue Hills Drive	Roanoke, VA	1	399	100.0%	1,949	10,533	10,533	12/31/2018	2003
Aquia Commerce Center	Stafford, VA	2	65	100.0%	1,843	10,323	8,774	6/22/2011	1999
Atlantic Corporate Park	Sterling, VA	2	221	99.5%	6,209	35,253	34,322	10/2/2017	2008
Sterling Business Park Lots 8 and 9	Sterling, VA	1	167	100.0%	5,505	53,552	52,167	10/2/2017	2016
Orbital Sciences Campus	Sterling, VA	3	337	100.0%	11,375	31,845	31,845	12/31/2018	2001
65 Bowdoin Street	S. Burlington, VT	1	27	100.0%	1,129	9,256	7,383	4/9/2010	2009
840 North Broadway	Everett, WA	2	112	100.0%	2,686	20,852	17,753	6/28/2012	1990
Stevens Center	Richland, WA	2	140	100.0%	2,922	25,142	15,288	3/31/1997	1995
351, 401, 501 Elliott Ave West	Seattle, WA	3	300	100.0%	14,272	80,008	80,008	12/31/2018	2000
11050 West Liberty Drive	Milwaukee, WI	1	29	100.0%	803	5,587	4,706	6/9/2011	2006
882 TJ Jackson Drive	Falling Waters, WV	1	40	—%	—	5,062	2,847	3/31/1997	1993
5353 Yellowstone Road	Cheyenne, WY	1	106	100.0%	2,147	10,897	6,239	3/31/1997	1995
Total		211	29,609		667,958	3,944,636	3,569,489		
Held for Sale (4)									
500 First Street, NW	Washington, DC	1	129	100.0%	7,745	46,182	45,734	10/2/2017	2010
91-008 Hanua Street	Kapolei, HI	1	526	—%	—	6,846	6,846	12/31/2018	—
Ammendale Commerce Center	Beltsville, MD	3	129	100.0%	2,150	14,476	14,197	10/2/2017	1987
Indian Creek Technology Park	Beltsville, MD	4	186	99.9%	3,818	18,453	18,090	10/2/2017	1988
Gateway 270 West	Clarksburg, MD	6	252	95.7%	4,774	22,308	22,051	10/2/2017	2002
Snowden Center	Columbia, MD	5	145	88.7%	2,961	18,202	17,944	10/2/2017	2008
20400 Century Boulevard	Germantown, MD	1	81	—%	—	13,499	7,979	3/31/1997	1995
Cloverleaf Center	Germantown, MD	4	174	59.2%	2,538	17,010	16,843	10/2/2017	2000
Metro Park North	Rockville, MD	4	192	83.4%	3,890	19,018	18,782	10/2/2017	2001
Sterling Park Business Center	Sterling, VA	7	476	95.8%	6,413	40,961	40,318	10/2/2017	2011
		36	2,291		34,289	216,955	208,784		
Grand Total		247	31,900	91.0%	$ 702,247	$ 4,161,591	$ 3,778,273		

(1) The data presented excludes three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for more information regarding these joint ventures.
(2) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of December 31, 2018, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in June 2009 in connection with our initial public offering.
(4) Carrying values exclude intangible and other assets.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
41

PRO FORMA KEY FINANCIAL DATA AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018 EXHIBIT B (dollars in thousands, except per share data) As of and for the Three Months Ended December 31, 2018 As Reported Pro Forma Selected Balance Sheet Data: Total gross assets (1) $ 5,613,730 $ 5,613,730 Total assets $ 5,238,583 $ 5,238,583 Total liabilities $ 3,459,615 $ 3,459,615 Total shareholders' equity $ 1,778,968 $ 1,778,968 Selected Income Statement Data: Rental income $ 103,656 $ 187,183 PRO FORMA KEY FINANCIAL DATA FINANCIAL KEY PRO FORMA Net loss attributable to the company $ (57,695) $ (131,622) Consolidated Property NOI (2) $ 62,026 $ 124,087 Consolidated Property Cash Basis NOI (2) $ 60,108 $ 119,896 Adjusted EBITDA (3) $ 57,901 $ 89,610 FFO attributable to the company (4) $ (21,889) $ (62,485) Normalized FFO attributable to the company (4) $ 39,101 $ 49,583 Per Share Data (basic and diluted): Net loss attributable to the company $ (2.31) $ (2.74) FFO attributable to the company (4) $ (0.87) $ (1.30) Normalized FFO attributable to the company (4) $ 1.56 $ 1.03 (1) Total gross assets is total assets plus accumulated depreciation. (2) See page 46 for the pro forma calculation of Consolidated Property NOI and Consolidated Property Cash Basis NOI and a reconciliation of net loss attributable to the company determined in accordance with GAAP to those amounts. (3) See page 48 for the pro forma calculation of Adjusted EBITDA and a reconciliation of net loss determined in accordance with GAAP to that amount. (4) See page 49 for the pro forma calculation of FFO attributable to the company and Normalized FFO attributable to the company and a reconciliation of pro forma net loss attributable to the company determined in accordance with GAAP to those amounts. Office Properties Income Trust 42 Supplemental Operating and Financial Data, December 31, 2018

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS) AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT C

OFFICE PROPERTIES INCOME TRUST

(amounts in thousands, expect per share data)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares [1]	OPI Adjusted	SIR	ILPT Distribution [2]	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Rental income	$ 103,656	$ —	$ 103,656	$ 122,493	$ (40,245)	$ 82,248	$ 1,279	$ 187,183
Expenses:								
Real estate taxes	12,306	—	12,306	12,279	(5,005)	7,274	—	19,580
Utility expenses	5,935	—	5,935	2,868	(67)	2,801	—	8,736
Other operating expenses	23,389	—	23,389	14,533	(3,142)	11,391	—	34,780
Depreciation and amortization	33,044	—	33,044	36,220	(7,327)	28,893	5,782 [3]	67,719
Loss on impairment of real estate	2,830	—	2,830	—	—	—	—	2,830
Acquisition and transaction related costs	10,695	—	10,695	9,193	—	9,193	—	19,888
General and administrative	(11,516)	—	(11,516)	12,545	(2,794)	9,751	—	(1,765)
Total expenses	76,683	—	76,683	87,638	(18,335)	69,303	5,782	151,768
		—				—	—	
Gain on sale of real estate	3,332	—	3,332	—	—	—	—	3,332
Dividend income	425	—	425	555	—	555	—	980
Unrealized loss on equity securities	(48,229)	—	(48,229)	(63,029)	—	(63,029)	—	(111,258)
Interest income	234	—	234	145	(63)	82	—	316
Interest expense	(20,421)	376	(20,045)	(23,701)	4,472	(19,229)	(241) [4]	(39,515)
Loss on early extinguishment of debt	(709)	—	(709)	—	—	—	—	(709)
Income (loss) from continuing operations before income tax expense and equity in net losses of investees	(38,395)	376	(38,019)	(51,175)	(17,501)	(68,676)	(4,744)	(111,439)
Income tax benefit (expense)	7	—	7	(10)	8	(2)	—	5
Equity in net losses of investees	(1,157)	—	(1,157)	(366)	—	(366)	—	(1,523)
Income (loss) from continuing operations	(39,545)	376	(39,169)	(51,551)	(17,493)	(69,044)	(4,744)	(112,957)
Loss from discontinued operations	(18,150)	(515)	(18,665)	—	—	—	—	(18,665)
Net loss	(57,695)	(139)	(57,834)	(51,551)	(17,493)	(69,044)	(4,744)	(131,622)
Noncontrolling interest	—	—	—	(5,395)	5,395	—	—	—
Net loss attributable to the company	$ (57,695)	$ (139)	$ (57,834)	$ (56,946)	$ (12,098)	$ (69,044)	$ (4,744)	$ (131,622)
Weighted average common shares outstanding (basic and diluted)	25,027						23,030 [5]	48,057
Net loss attributable to the company per common share (basic and diluted)	$ (2.31)							$ (2.74)

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

43

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS) EXHIBIT C AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018 (CONTINUED) (dollars in thousands) (1) The adjustment represents the effect on interest expense related to the application of net proceeds from our sale of 24,918,421 SIR common shares to repay approximately $435,125 of borrowings outstanding under our revolving credit facility, as if this transaction had occurred on October 1, 2018. (2) The adjustments represent the deconsolidation of Industrial Logistics Properties Trust, or ILPT, as a result of SIR's distribution to its shareholders of its 45,000,000 common shares of beneficial interest of ILPT, or the ILPT Distribution, as if the ILPT Distribution had occurred on October 1, 2018. The amounts being adjusted are directly attributable to revenue and expenses of ILPT properties and ILPT debt. (3) The adjustment eliminates SIR's historical depreciation and amortization expenses of $28,893. The adjustment also includes estimated depreciation and amortization expenses of $34,675 based on the estimated fair value of the acquired assets. Real estate investments are depreciated on a straight line basis over estimated useful lives ranging up to forty years. (4) The adjustments to interest expense represent: (i) the elimination of SIR's historical interest expense related to its revolving credit facility and historical senior unsecured note discount amortization, (ii) an increase in interest expense related to borrowings under our revolving credit facility which was used to repay SIR's outstanding revolving credit facility balance at the closing of the Merger, and (iii) an increase in senior unsecured note discount amortization due to the adjustments to reduce SIR's senior unsecured notes to reflect changes in market interest rates as of December 31, 2018. The amortization is calculated with the assumption that the SIR senior unsecured notes were assumed at their fair value on October 1, 2018. (5) The adjustment represents the issuance of 23,282,704 of our common shares issued to SIR shareholders as part of the Merger. PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS) STATEMENT CONSOLIDATED PRO FORMA Office Properties Income Trust 44 Supplemental Operating and Financial Data, December 31, 2018

PRO FORMA CONSOLIDATED LEVERAGE RATIOS, COVERAGE RATIOS AND EXHIBIT D PUBLIC DEBT COVENANTS AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018 As of and for the Three Months Ended December 31, 2018 As Reported Pro Forma Leverage Ratios: Total consolidated debt (1) / total gross assets (2) 59.0% 59.0% Total consolidated debt (1) / total market capitalization (3) 71.5% 71.5% Consolidated secured debt (1) / total assets 6.5% 6.5% Variable rate debt (1) / total debt (1) 17.0% 17.0% Coverage Ratios: Adjusted EBITDA (4) / interest expense 2.8x 2.3x Total consolidated debt (1) / Annualized Adjusted EBITDA (4) nm 7.6x Public Debt Covenants: Total debt / adjusted total assets (5) (maximum 60.0%) 56.8% 56.8% Secured debt / adjusted total assets (5) (maximum 40.0%) 5.8% 5.8% Consolidated income available for debt service (6) / debt service (minimum 1.50x) 3.2x 2.8x Total unencumbered assets (5) / unsecured debt (minimum 150.0%) 171.9% 171.9% (1) Debt amounts represent the principal balance as of the date reported. The carrying value of our total consolidated debt of $3,254,890 as of December 31, 2018 is net of unamortized PRO FORMA CONSOLIDATED LEVERAGE RATIOS, CONSOLIDATED PRO FORMA premiums, discounts and certain issuance costs totaling $56,372. Total consolidated debt excludes two mortgage notes with an aggregate principal balance of $82,000, which are secured by three buildings owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 24 for more information regarding these joint ventures and related COVERAGE RATIOS AND PUBLIC DEBT COVENANTS COVERAGE RATIOS mortgage notes. (2) Total gross assets is total assets plus accumulated depreciation. (3) Total market capitalization is total consolidated debt plus the market value of our common shares at the end of the period. (4) See page 48 for the calculation of Adjusted EBITDA and a reconciliation of net loss determined in accordance with GAAP to that amount. (5) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. (6) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, unrealized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and gains or losses on equity issuance by SIR and equity in earnings of SIR and including distributions received from SIR and our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Office Properties Income Trust 45 Supplemental Operating and Financial Data, December 31, 2018

PRO FORMA CALCULATION OF CONSOLIDATED PROPERTY NOI AND CONSOLIDATED PROPERTY CASH BASIS NOI

PRO FORMA CALCULATION OF CONSOLIDATED PROPERTY NOI AND CONSOLIDATED PROPERTY CASH BASIS NOI [(1)] AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares	OPI Adjusted	SIR	ILPT Distribution	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Calculation of Consolidated Property NOI and Consolidated Property Cash Basis NOI:								
Rental income [(2)]	$ 103,656	—	$ 103,656	$ 122,493	$ (40,245)	$ 82,248	$ 1,279	$ 187,183
Property operating expenses	(41,630)	—	(41,630)	(29,680)	8,214	(21,466)	—	(63,096)
Consolidated Property NOI	62,026	—	62,026	92,813	(32,031)	60,782	1,279	124,087
Non-cash straight line rent adjustments included in rental income [(2)]	(2,339)	—	(2,339)	(3,100)	1,379	(1,721)	—	(4,060)
Lease value amortization included in rental income [(2)]	542	—	542	(584)	106	(478)	—	64
Non-cash amortization included in property operating expenses [(3)]	(121)	—	(121)	(74)	—	(74)	—	(195)
Consolidated Property Cash Basis NOI	$ 60,108	—	$ 60,108	$ 89,055	$ (30,546)	$ 58,509	$ 1,279	$ 119,896
Reconciliation of Net Loss Attributable to the Company to Consolidated NOI and Consolidated Property Cash Basis NOI:								
Net loss attributable to the company	$ (57,695)	$ (139)	$ (57,834)	$ (56,946)	$ (12,098)	$ (69,044)	$ (4,744)	$ (131,622)
Noncontrolling interest	—	—	—	(5,395)	5,395	—	—	—
Net loss	(57,695)	(139)	(57,834)	(51,551)	(17,493)	(69,044)	(4,744)	(131,622)
Loss from discontinued operations	18,150	515	18,665	—	—	—	—	18,665
Income (loss) from continuing operations	(39,545)	376	(39,169)	(51,551)	(17,493)	(69,044)	(4,744)	(112,957)
Equity in net losses of investees	1,157	—	1,157	366	—	366	—	1,523
Income tax expense (benefit)	(7)	—	(7)	10	(8)	2	—	(5)
Loss on early extinguishment of debt	709	—	709	—	—	—	—	709
Interest expense	20,421	(376)	20,045	23,701	(4,472)	19,229	241	39,515
Interest income	(234)	—	(234)	(145)	63	(82)	—	(316)
Unrealized loss on equity securities	48,229	—	48,229	63,029	—	63,029	—	111,258
Dividend income	(425)	—	(425)	(555)	—	(555)	—	(980)
Gain on sale of real estate	(3,332)	—	(3,332)	—	—	—	—	(3,332)
General and administrative	(11,516)	—	(11,516)	12,545	(2,794)	9,751	—	(1,765)
Acquisition and transaction related costs	10,695	—	10,695	9,193	—	9,193	—	19,888
Loss on impairment of real estate	2,830	—	2,830	—	—	—	—	2,830
Depreciation and amortization	33,044	—	33,044	36,220	(7,327)	28,893	5,782	67,719
Consolidated Property NOI	62,026	—	62,026	92,813	(32,031)	60,782	1,279	124,087
Non-cash amortization included in property operating expenses [(3)]	(121)	—	(121)	(74)	—	(74)	—	(195)
Lease value amortization included in rental income [(2)]	542	—	542	(584)	106	(478)	—	64
Non-cash straight line rent adjustments included in rental income [(2)]	(2,339)	—	(2,339)	(3,100)	1,379	(1,721)	—	(4,060)
Consolidated Property Cash Basis NOI	$ 60,108	—	$ 60,108	$ 89,055	$ (30,546)	$ 58,509	$ 1,279	$ 119,896

(1) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of Consolidated Property NOI and Consolidated Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. The data presented exclude three buildings owned by our two unconsolidated joint ventures. See page 24 for more information regarding these joint ventures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
46

PRO FORMA CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI

PRO FORMA CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI [(1)] AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares	OPI Adjusted	SIR	ILPT Distribution	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Reconciliation of Consolidated Property NOI to Same Property NOI [(2)]:								
Rental income	$ 103,656	$ —	$ 103,656	$ 122,493	$ (40,245)	$ 82,248	$ 1,279	$ 187,183
Property operating expenses	(41,630)	—	(41,630)	(29,680)	8,214	(21,466)	—	(63,096)
Consolidated Property NOI	62,026	—	62,026	92,813	(32,031)	60,782	1,279	124,087
Less: NOI of properties not included in same property results	(23,154)	—	(23,154)	(32,031)	32,031	—	—	(23,154)
Same property NOI	$ 38,872	$ —	$ 38,872	$ 60,782	$ —	$ 60,782	$ 1,279	$ 100,933
Calculation of Same Property Cash Basis NOI [(2)]:								
Same property NOI	$ 38,872	$ —	$ 38,872	$ 60,782	$ —	$ 60,782	$ 1,279	$ 100,933
Add: Lease value amortization included in rental income [(3)]	497	—	497	(479)	—	(479)	1,403	1,421
Less: Non-cash straight line rent adjustments included in rental income [(3)]	(654)	—	(654)	(1,722)	—	(1,722)	(2,682)	(5,058)
Non-cash amortization included in property operating expenses [(4)]	(121)	—	(121)	(75)	—	(75)	—	(196)
Same property Cash Basis NOI	$ 38,594	$ —	$ 38,594	$ 58,506	$ —	$ 58,506	$ —	$ 97,100

(1) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of Consolidated Property NOI and Consolidated Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Same property NOI and same property Cash Basis NOI are based on consolidated properties OPI and SIR owned as of December 31, 2018 and which OPI and SIR had owned continuously since October 1, 2017.

(3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

(4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
47

PRO FORMA CALCULATION OF EBITDA AND ADJUSTED EBITDA

PRO FORMA CALCULATION OF EBITDA AND ADJUSTED EBITDA (1) AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT F

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares	OPI Adjusted	SIR	ILPT Distribution	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Net loss	$ (57,695)	$ (139)	$ (57,834)	$ (51,551)	$ (17,493)	$ (69,044)	$ (4,744)	$ (131,622)
Add (less): Interest expense	20,421	(376)	20,045	23,701	(4,472)	19,229	241	39,515
Income tax (benefit) expense	(7)	—	(7)	10	(8)	2	—	(5)
Depreciation and amortization	33,044	—	33,044	36,220	(7,327)	28,893	5,782	67,719
EBITDA	(4,237)	(515)	(4,752)	8,380	(29,300)	(20,920)	1,279	(24,393)
Add (less): Acquisition and transaction related costs (2)	10,695	—	10,695	9,193	—	9,193	—	19,888
General and administrative expense paid in common shares (3)	334	—	334	842	(235)	607	—	941
Estimated business management incentive fees (4)	(16,973)	—	(16,973)	(21,479)	—	(21,479)	—	(38,452)
Loss on impairment of real estate	2,830	—	2,830	—	—	—	—	2,830
Distributions received from unconsolidated joint ventures	705	—	705	—	—	—	—	705
Loss on extinguishment of debt	709	—	709	—	—	—	—	709
Equity in earnings of SIR included in discontinued operations	(515)	515	—	—	—	—	—	—
Equity in losses of unconsolidated joint ventures	791	—	791	—	—	—	—	791
Gain on sale of real estate	(3,332)	—	(3,332)	—	—	—	—	(3,332)
Unrealized loss on equity securities (5)	48,229	—	48,229	63,029	—	63,029	—	111,258
Loss on sale of SIR common shares included in discontinued operations (6)	18,665	—	18,665	—	—	—	—	18,665
Adjusted EBITDA	$ 57,901	$ —	$ 57,901	$ 59,965	$ (29,535)	$ 30,430	$ 1,279	$ 89,610

(1) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures and a description of how we use them.
(2) Acquisition and transaction related costs include costs incurred in connection with the Merger.
(3) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.
(4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net loss in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No incentive management fee was payable under our business management agreement for the year ended December 31, 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019 and is reflected in the pro forma calculation of Adjusted EBITDA as shown above in the SIR and SIR Adjusted columns.
(5) Unrealized loss on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as of the end of the period in accordance with new GAAP standards effective January 1, 2018.
(6) On October 9, 2018, we sold our entire investment in SIR at a loss.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
48

PRO FORMA CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO ATTRIBUTABLE TO THE COMPANY

OFFICE PROPERTIES INCOME TRUST

PRO FORMA CALCULATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO THE COMPANY (1) AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT G

(amounts in thousands, except per share data)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares	OPI Adjusted	SIR	ILPT Distribution	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Net loss attributable to the company	$ (57,695)	$ (139)	$ (57,834)	$ (56,946)	$ (12,098)	$ (69,044)	$ (4,744)	$ (131,622)
Add (less): Depreciation and amortization:								
Consolidated properties	33,044	—	33,044	36,220	(7,327)	28,893	5,782	67,719
Unconsolidated joint venture properties	1,920	—	1,920	—	—	—	—	1,920
FFO attributable to SIR investment	1,859	(1,859)	—	—	—	—	—	—
Loss on impairment of real estate	2,830	—	2,830	—	—	—	—	2,830
Equity in earnings of SIR included in discontinued operations	(515)	515	—	—	—	—	—	—
Gain on sale of real estate	(3,332)	—	(3,332)	—	—	—	—	(3,332)
Net income allocated to noncontrolling interest	—	—	—	5,395	(5,395)	—	—	—
FFO allocated to noncontrolling interest	—	—	—	(7,613)	7,613	—	—	—
Funds from Operations (FFO) attributable to the company	(21,889)	(1,483)	(23,372)	(22,944)	(17,207)	(40,151)	1,038	(62,485)
Add (less): Acquisition and transaction related costs (2)	10,695	—	10,695	9,193	—	9,193	—	19,888
Loss on early extinguishment of debt	709	—	709	—	—	—	—	709
Normalized FFO attributable to SIR investment	1,524	(1,524)	—	—	—	—	—	—
FFO attributable to SIR investment	(1,859)	1,859	—	—	—	—	—	—
Estimated business management incentive fees (3)	(16,973)	—	(16,973)	(21,479)	—	(21,479)	—	(38,452)
Unrealized loss on equity securities (4)	48,229	—	48,229	63,029	—	63,029	—	111,258
Loss on sale of SIR common shares included in discontinued operations (5)	18,665	—	18,665	—	—	—	—	18,665
Normalized Funds from Operations (FFO) attributable to the company	$ 39,101	$ (1,148)	$ 37,953	$ 27,799	$ (17,207)	$ 10,592	$ 1,038	$ 49,583
Weighted average common shares outstanding (basic and diluted)	25,027						23,030	48,057
Per common share amounts (basic and diluted):								
Net loss attributable to the company	$ (2.31)							$ (2.74)
FFO attributable to the company	$ (0.87)							$ (1.30)
Normalized FFO attributable to the company	$ 1.56							$ 1.03

(1) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definitions of FFO available for common shareholders and Normalized FFO available for common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Acquisition and transaction related costs include costs incurred in connection with the Merger.

(3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net loss attributable to the company in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net loss attributable to the company, we do not include such expense in the calculation of Normalized FFO attributable to the company until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No incentive management fee was payable under our business management agreement for the year ended December 31, 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019 and is reflected in the pro forma calculation of Normalized FFO attributable to the company as shown above in the SIR and SIR Adjusted columns.

(4) Unrealized loss on equity securities represents the adjustment required to adjust the carrying value of our and SIR's investment in RMR Inc. common shares to its fair value as of the end of the period in accordance with new GAAP standards effective January 1, 2018.

(5) On October 9, 2018, we sold our entire investment in SIR at a loss.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

49

SIR SUMMARY CONSOLIDATED AND SAME PROPERTY RESULTS

SIR SUMMARY CONSOLIDATED AND SAME PROPERTY RESULTS

EXHIBIT H

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands)

Consolidated	For the Three Months Ended 12/31/2018	For the Three Months Ended 12/31/2017	For the Year Ended 12/31/2018	For the Year Ended 12/31/2017
Leasable buildings (1)	99	100	99	100
Total sq. ft. (2)	16,538	16,956	16,538	16,956
Percent leased (3)	89.3%	89.8%	89.3%	89.8%
Consolidated Property Cash Basis NOI (4)	$ 58,509	$ 56,618	$ 231,515	$ 223,510
Consolidated Property Cash Basis NOI % change	3.2%	—	3.6%	—

Same Property	For the Three Months Ended (5) 12/31/2018	For the Three Months Ended (5) 12/31/2017	For the Year Ended (6) 12/31/2018	For the Year Ended (6) 12/31/2017
Leasable buildings (1)	99	99	95	95
Total sq. ft. (2)	16,538	16,538	15,890	15,890
Percent leased (3)	89.3%	92.1%	88.9%	91.8%
Consolidated Property Cash Basis NOI (4)	$ 58,506	$ 56,699	$ 222,748	$ 220,425
Consolidated Property Cash Basis NOI % change	3.2%	—	1.1%	—

(1) Includes two leasable land parcels.
(2) Subject to changes when space is re-measured or re-configured for tenants.
(3) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.
(4) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definition of Consolidated Property Cash Basis NOI, a description of why we believe it is an appropriate supplemental measure and a description of how we use this measure.
(5) Based on consolidated properties SIR owned prior to the Merger as of December 31, 2018 and which it had owned continuously since October 1, 2017.
(6) Based on consolidated properties SIR owned prior to the Merger as of December 31, 2018 and which it had owned continuously since January 1, 2017.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
50

PRO FORMA SUMMARY SAME PROPERTY RESULTS

PRO FORMA SUMMARY SAME PROPERTY RESULTS (1)

EXHIBIT I

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands)

OPI	For the Three Months Ended 12/31/2018	For the Three Months Ended 12/31/2017	For the Year Ended 12/31/2018	For the Year Ended 12/31/2017
Leasable buildings	91	91	90	90
Total sq. ft. (2)	10,974	10,937	10,904	10,868
Percent leased (3)	94.1 %	95.0%	94.0%	95.0%
Consolidated Property Cash Basis NOI (4)	$ 38,594	$ 39,920	$ 156,635	$ 154,908
Consolidated Property Cash Basis NOI % change	(3.3%)	—	1.1%	—

SIR	For the Three Months Ended 12/31/2018	For the Three Months Ended 12/31/2017	For the Year Ended 12/31/2018	For the Year Ended 12/31/2017
Leasable buildings (5)	99	99	95	95
Total sq. ft. (2)	16,538	16,538	15,890	15,890
Percent leased (3)	89.3%	92.1%	88.9%	91.8%
Consolidated Property Cash Basis NOI (4)	$ 58,506	$ 56,699	$ 222,748	$ 220,425
Consolidated Property Cash Basis NOI % change	3.2%	—	1.1%	—

Pro Forma	For the Three Months Ended 12/31/2018	For the Three Months Ended 12/31/2017	For the Year Ended 12/31/2018	For the Year Ended 12/31/2017
Leasable buildings (5)	190	190	185	185
Total sq. ft. (2)	27,512	27,475	26,794	26,758
Percent leased (3)	91.2 %	93.3%	91.0%	93.1%
Consolidated Property Cash Basis NOI (4)	$ 97,100	$ 96,619	$ 379,383	$ 375,333
Consolidated Property Cash Basis NOI % change	0.5 %	—	1.1%	—

(1) OPI same property results for the three months and years ended December 31, 2018 and 2017, are based on consolidated properties owned as of December 31, 2018 and which we had owned continuously since October 1, 2017 and January 1, 2017, respectively. SIR same property results for the three months and years ended December 31, 2018 and 2017, are based on consolidated properties SIR owned prior to the Merger as of December 31, 2018 and which it had owned continuously since October 1, 2017 and January 1, 2017, respectively. Pro forma same property results combine the same property results of OPI and SIR for the three months and years ended December 31, 2018 and 2017, as if the Merger had occurred on October 1, 2017 and January 1, 2017, respectively.

(2) Subject to changes when space is re-measured or re-configured for tenants.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.

(4) See Definitions of Certain Non-GAAP Financial Measures on page 29 for the definition of Consolidated Property Cash Basis NOI, a description of why we believe it is an appropriate supplemental measure and a description of how we use this measure.

(5) Includes two leasable land parcels.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

51

SIR OCCUPANCY AND LEASING SUMMARY

SIR OCCUPANCY AND LEASING SUMMARY

EXHIBIT J

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Leasable buildings [1]	99	99	100	100	100
Total sq. ft.	16,538	16,538	16,956	16,956	16,956
Square feet leased	14,771	14,843	14,843	15,046	15,234
Percentage leased	89.3%	89.8%	87.5%	88.7%	89.8%
Leasing Activity (Sq. ft.): [2]					
New leases	—	—	—	—	113
Renewals	24	72	2	55	287
Total	24	72	2	55	400
% Change in GAAP Rent: [3]					
New leases	—%	—%	—%	—%	12.9%
Renewals	4.1%	39.8%	14.9%	10.7%	25.7%
Weighted average (by square feet)	4.1%	39.8%	14.9%	10.7%	21.9%
Leasing Costs and Concession Commitments: [4]					
New leases	$ —	$ —	$ —	$ —	$ 7,519
Renewals	523	191	2	335	6,229
Total	$ 523	$ 191	$ 2	$ 335	$ 13,748
Leasing Costs and Concession Commitments per Sq. Ft.: [4]					
New leases	$ —	$ —	$ —	$ —	$ 66.54
Renewals	$ 21.62	$ 2.65	$ 1.00	$ 6.09	$ 21.70
Total	$ 21.62	$ 2.65	$ 1.00	$ 6.09	$ 34.37
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	—	—	—	—	11.0
Renewals	8.0	7.6	5.7	4.0	4.9
Total	8.0	7.6	5.7	4.0	6.6
Leasing Costs and Concession Commitments per Sq. Ft. per Year: [4]					
New leases	$ —	$ —	$ —	$ —	$ 6.05
Renewals	$ 2.70	$ 0.35	$ 0.18	$ 1.52	$ 4.43
Total	$ 2.70	$ 0.35	$ 0.18	$ 1.52	$ 5.21

(1) Includes two leasable land parcels.
(2) Rentable square feet is subject to changes when space is re-measured or re-configured for tenants.
(3) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions.
(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases entered during the periods indicated.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
52

PRO FORMA LEASING SUMMARY

PRO FORMA LEASING SUMMARY

EXHIBIT K

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended December 31, 2018		
	OPI	SIR	Pro Forma
Leasing Activity (Sq. ft.): (1)			
New leases	117	—	117
Renewals	407	24	431
Total	524	24	548
% Change in GAAP Rent: (2)			
New leases	1.8%	—%	1.8%
Renewals	(9.9%)	4.1%	(9.4%)
Weighted average (by square feet)	(8.2%)	4.1%	(7.8%)
Leasing Costs and Concession Commitments: (3)			
New leases	$ 5,334	$ —	$ 5,334
Renewals	10,514	523	11,037
Total	$ 15,848	$ 523	$ 16,371
Leasing Costs and Concession Commitments per Sq. Ft.: (3)			
New leases	$ 45.75	$ —	$ 45.75
Renewals	$ 25.82	$ 21.62	$ 25.58
Total	$ 30.25	$ 21.62	$ 29.87
Weighted Average Lease Term by Sq. Ft. (Years):			
New leases	7.0	—	7.0
Renewals	7.6	8.0	7.7
Total	7.5	8.0	7.5
Leasing Costs and Concession Commitments per Sq. Ft. per Year: (3)			
New leases	$ 6.51	$ —	$ 6.51
Renewals	$ 3.38	$ 2.70	$ 3.34
Total	$ 4.03	$ 2.70	$ 3.97

(1) Rentable square feet is subject to changes when space is re-measured or re-configured for tenants.
(2) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us or SIR, as the case may be, exclude lease value amortization and are net of lease concessions.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases entered during the periods indicated.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018

53

SIR CAPITAL EXPENDITURES SUMMARY

SIR CAPITAL EXPENDITURES SUMMARY

EXHIBIT L

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Tenant improvements [(1)]	$ 1,109	$ 3,318	$ 6,671	$ 1,734	$ —
Leasing costs [(2)]	893	211	308	571	3,160
Building improvements [(3)]	1,261	1,464	660	385	1,330
Recurring capital expenditures	3,263	4,993	7,639	2,690	4,490
Development, redevelopment and other activities [(4)]	392	950	1,067	72	462
Total capital expenditures	$ 3,655	$ 5,943	$ 8,706	$ 2,762	$ 4,952

(1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements.
(3) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, and (ii) capital expenditure projects that reposition a property or result in new sources of revenue.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2018
54